                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                             Party City Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             PARTY CITY CORPORATION

                 NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

                               NOVEMBER 12, 2003

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders of Party City Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, November 12, 2003, at 9:00 a.m., Eastern Time, at the Sheraton Parsippany, 199 Smith Road, Parsippany, New Jersey for the following purposes:

     1. To elect eight directors to the Board of Directors who shall serve until the 2004 Annual Meeting of Stockholders, or until their successors are elected and qualified;

     2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock to 40,000,000;

     3. To approve an amendment and restatement of the Company's 1999 Stock Incentive Plan, increasing the number of shares of the Company's common stock issuable pursuant to options and awards granted under the Plan from 2,000,000 to 7,500,000, and increasing the limit on the number of shares of the Company's common stock which may be subject to options or stock appreciation rights granted to a single participant in any given year from 400,000 to 750,000; and

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The foregoing items are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on September 30, 2003 are entitled to notice of and to vote at the Annual Meeting. A complete list of the stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours for the ten day period ending immediately preceding the date of the Annual Meeting, at the Company's offices at 400 Commons Way, Rockaway, New Jersey 07866 and at the Sheraton Parsippany. Attendance at the Annual Meeting will be limited to stockholders and guests of the Company.

     STOCKHOLDERS UNABLE TO ATTEND THE MEETING ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                                          By Order of the Board of Directors

                                          By: /s/ JOSEPH J. ZEPF, ESQ.
   -----------------------------------------------------------------------------
                                                  Joseph J. Zepf, Esq.
                                               Secretary

Rockaway, New Jersey
October 20, 2003

                        PLEASE MAIL YOUR PROXY PROMPTLY

                             PARTY CITY CORPORATION

                                400 COMMONS WAY
                           ROCKAWAY, NEW JERSEY 07866

                          ---------------------------

                                PROXY STATEMENT

                      2003 ANNUAL MEETING OF STOCKHOLDERS

                               NOVEMBER 12, 2003

                          ---------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of Party City Corporation (the "Company") for use at the 2003 Annual Meeting of Stockholders to be held on Wednesday, November 12, 2003, at 9:00 a.m., Eastern Time, or at any adjournment thereof (the "Annual Meeting"). The purposes of the Annual Meeting are set forth herein and in the accompanying Notice of 2003 Annual Meeting of Stockholders (the "Notice"). The Annual Meeting will be held at the Sheraton Parsippany, 199 Smith Road, Parsippany, New Jersey. The Company's telephone number is (973) 983-0888.

     This Proxy Statement and the accompanying Annual Report, Notice and Proxy are being mailed on or about October 20, 2003, to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE

     Stockholders of record at the close of business on September 30, 2003 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Proposals of stockholders of the Company which are intended to be presented at the Company's 2004 Annual Meeting of Stockholders must be received by the Company no later than June 18, 2004, and must otherwise be in compliance with the Company's Certificate of Incorporation and Bylaws and with applicable laws and regulations in order to be included in the Company's proxy statement and form of proxy relating to that meeting.

     If a stockholder intends to present a stockholder proposal at the 2004 Annual Meeting in a manner other than the inclusion of the proposal in the Company's proxy statement and form of proxy relating to that meeting, unless the stockholder notifies the Company of such intention by August 26, 2004, the proxy holders named by the Company may exercise their discretionary voting authority on the matter in accordance with their best judgment.

VOTING YOUR SHARES AT THE ANNUAL MEETING

     If you want to vote your shares in person at the Annual Meeting and your shares are held of record by a broker, bank or other nominee, you will need to bring to the Annual Meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares. If you fail to bring such a letter, you will not be permitted to vote such shares at the Annual Meeting.

REVOCABILITY OF PROXY

     Any proxy given by a record holder pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. If your shares are held of record by a broker, bank or other nominee, you must contact the broker, bank or nominee for instructions on how to revoke your proxy.

     Please note that merely attending the Annual Meeting without voting will not revoke your proxy. Also, as noted above, if you want to attend the Annual Meeting and vote in person and your shares of the Company's common stock are held of record by a broker, bank or other nominee, you will need to bring to the Annual Meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares.

INDEPENDENT ACCOUNTANTS

     The Company's independent accountants are Deloitte & Touche LLP. Representatives from Deloitte & Touche LLP are expected to be available at the Annual Meeting to respond to appropriate questions from stockholders.

SOLICITATION

     The cost of solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. The Company has contracted with Georgeson Shareholder Communications, Inc. to solicit proxies. The anticipated cost of this service is expected to be approximately $6,000. Proxies may also be solicited by the Company's directors, officers and employees, without additional compensation, personally or by telephone, facsimile, e-mail or telegram.

                    VOTING SECURITIES AND PRINCIPAL HOLDERS

OUTSTANDING SHARES

     The Company has only one class of stock outstanding, the Company's common stock, $0.01 par value per share (the "Common Stock"). At September 30, 2003, 17,441,987 shares of the Company's Common Stock were issued and outstanding.

VOTING RIGHTS; REQUIRED VOTE

     Under the Delaware General Corporation Law and the Company's Certificate of Incorporation and Bylaws, each stockholder will be entitled to one vote for each share of Common Stock held at the Record Date for all matters, including the election of directors. Holders of Common Stock have no cumulative voting rights in the election of directors. The presence, in person or by proxy, of stockholders holding a majority of the outstanding shares of Common Stock on the Record Date and entitled to vote is required in order to constitute a quorum for the Annual Meeting. The election of each director requires a plurality of the votes present at the Annual Meeting and entitled to vote.

     Shares that are voted by their beneficial owners "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the Annual Meeting for the purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter. If a beneficial owner votes to abstain or withhold his or her vote, such share will count as a vote against the proposals.

     Shares that are held in street name and voted by a broker are treated as being present at the Annual Meeting for the purposes of establishing a quorum. However, a share that is held in street name that is not voted on a specific proposal because the broker's authority to vote on that matter is limited and the broker did not receive from the beneficial owner a direction on how to vote the share on that particular matter is considered a "broker non-vote" and such a share is not considered entitled to vote. Thus a broker non-vote will count for purposes of establishing a quorum but will not be calculated as a vote cast at the Annual Meeting either for or against the nondiscretionary proposal.

     A broker's authority to vote on routine matters, such as the election of directors, is not limited, therefore there cannot be any broker non-votes on such routine matters and if the broker abstains or withholds his or her vote, such shares will be treated as shares entitled to vote at the Annual Meeting with respect to such matter and they shall count as a vote against the proposal.

     Conversely, brokers must receive directions from beneficial owners on how to vote shares on non-routine matters, such as a proposal to amend the Company's Certificate of Incorporation to increase the Company's shares of authorized stock. If the broker did not receive a direction from the beneficial owner on how to vote the share on that non-routine matter, then such broker non-vote is not considered entitled to vote and is thus not calculated as a vote cast at the Annual Meeting either for or against the nondiscretionary proposal.

VOTING OF PROXIES

     The shares of Common Stock represented by all properly executed proxies received in time for the Annual Meeting will be voted in accordance with the directions given by the stockholders. IF NO INSTRUCTIONS ARE GIVEN, THE SHARES WILL BE VOTED (i) FOR each of the nominees named herein as directors, or their respective substitutes as may be appointed by the Board of Directors; (ii) FOR the approval of the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 40,000,000; (iii) FOR the approval of the amendment and restatement of the Company's 1999 Stock Incentive Plan (the "Incentive Plan") to increase the number of shares from 2,000,000 to 7,500,000 and increase the limit on the number of shares which may be subject to options or stock appreciation rights granted to a single participant in any given year from 400,000 to 750,000; and
(iv) at the discretion of the proxy holders with respect to any other matter properly brought before the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Common Stock, as of September 30, 2003, for individuals or entities in the following categories: (i) each of the Company's Directors; (ii) each executive officer of the Company named in the Summary Compensation Table (each, a "Named Executive Officer"); (iii) each person known by the Company to be a beneficial owner of more than 5% of the Common Stock; and (iv) all Directors and Named Executive Officers as a group. For purposes of this table, a person is deemed to have "beneficial ownership" of any shares that such person has the right to acquire within 60 days after the date of this Proxy Statement. For purposes of calculating the percentage of outstanding shares held by each person named below, any shares that such person has the right to acquire within 60 days after the date of this Proxy Statement are deemed to be outstanding, but not for the purposes of calculating the percentage ownership of any other person.

     Unless indicated otherwise, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

                    BENEFICIAL OWNERSHIP OF COMMON STOCK BY
            DIRECTORS, OFFICERS AND KNOWN 5% OR GREATER STOCKHOLDERS

                                                     SHARES BENEFICIALLY OWNED
                                                     --------------------------
             NAME OF BENEFICIAL OWNER                 NUMBER            PERCENT
             ------------------------                ---------          -------

Tennenbaum Capital Partners, LLC Accounts and
  Tennenbaum & Co., LLC............................  5,547,781(1)        27.8%
  11100 Santa Monica Boulevard, Suite 210
  Los Angeles, California 90025
WS Capital Management, LP..........................  1,549,100(2)         8.9%
  300 Crescent Court, Suite 880
  Dallas, Texas 75201
Sidney and Jenny Craig.............................  1,219,202(3)         7.0%
  16092 San Dieguito
  P.O. Box 675532
  Rancho Santa Fe, CA 92067
Jack Futterman.....................................  1,038,000(4)         5.9%
Ralph D. Dillon....................................    631,273(5)         3.5%
Michael E. Tennenbaum..............................  5,585,781(1)(6)     27.9%
Richard H. Griner..................................     16,666(7)           *
L.R. Jalenak, Jr...................................    103,965(8)           *
Franklin R. Johnson................................          0              *
Howard Levkowitz...................................     51,527(9)           *
Walter Salmon......................................     32,333(10)          *
Nancy Pedot........................................     70,000(11)          *
Linda M. Siluk.....................................     25,210(12)          *
Warren Jeffery.....................................     14,375(13)          *
Steven Skiba.......................................      7,500(14)          *
James A. Shea......................................    299,143(15)        1.7%
Andrew Bailen......................................    106,755(16)          *
All Directors and Named Officers as a group (13
  persons).........................................                      33.1%

---------------
  *  Less than 1%

 (1) The shares of Common Stock are owned by Tennenbaum Capital Partners, LLC ("TCP", formerly known as Special Value Investment Management, LLC) Accounts and Tennenbaum & Co., LLC ("TCO") as follows: 2,496,000 shares subject to outstanding warrants to purchase Common Stock which are exercisable within the next 60 days are owned of record by Special Value Bond Fund, LLC ("SVBF"); 2,594,720 shares of Common Stock are owned of record by Special Value Absolute Return

     Fund, LLC ("SVAR"); 318,000 shares of Common Stock are owned of record by Special Value Bond Fund II, LLC ("SVBF II"); 25,000 shares of Common Stock are owned of record by a separate account managed by TCP; and 114,061 shares of Common Stock are owned of record by TCO.

     The managing member of SVBF is SVIM/MSM, LLC ("SVIM/MSM") and the managing member of SVBF II is SVIM/MSM II, LLC ("SVIM/MSM II"). The managing member of both SVIM/MSM and SVIM/MSM II is TCO. The managing member of SVAR is SVAR/MM, LLC ("SVAR/MM"), and the managing member of SVAR/MM is TCP. The managing member of TCP is TCO. The managing member of TCO is Michael E. Tennenbaum.

     In addition to managing the separate account, TCP is the investment advisor to SVBF, SVBF II and SVAR and the separate account. TCP, SVIM/MSM, TCO and Mr. Tennenbaum share voting and dispositive power for the 2,496,000 shares subject to outstanding warrants to purchase Common Stock. TCP, SVIM/MSM II, TCO and Mr. Tennenbaum share voting and dispositive power for the 318,000 shares. TCP, SVAR/MM, TCO and Mr. Tennenbaum share voting and dispositive power for the 2,594,720 shares. TCP, TCO and Mr. Tennenbaum share voting and dispositive power for the 25,000 shares. TCO and Mr. Tennenbaum have sole voting and dispositive power for the 114,061 shares (See also footnote
     6).

 (2) As reported by WS Capital Management, LP on its Schedule 13G filed with the Securities and Exchange Commission on August 13, 2003. Messrs. Reid S. Walker and G. Stacy Smith, as the control persons for WS Capital, LLC, the general partner of WS Capital Management, LP, have voting and dispositive power for these shares of Common Stock.

 (3) As reported by Sidney and Jenny Craig on the Second Amendment to their
     Schedule 13G filed with the Securities and Exchange Commission on August 7, 2003 which indicates that Sidney and Jenny Craig beneficially own 1,219,202 shares of Common Stock. Sidney and Jenny Craig own 112,202 shares of Common Stock directly and beneficially own 1,107,000 shares of Common Stock owned directly by Craig Enterprises, Inc.

 (4) Includes 700,000 shares of Common Stock owned by Mr. Mandell for which Mr. Futterman has an immediately exercisable option to purchase pursuant to an Option Agreement, dated as of June 8, 1999, by and between Messrs. Mandell and Futterman. Also includes 300,000 shares owned by Mr. Futterman and 38,000 shares of Common Stock subject to outstanding options which are exercisable within the next 60 days.

 (5) Includes 436,273 shares of Common Stock subject to outstanding options which are exercisable within the next 60 days.

 (6) As the managing member of TCO, Mr. Tennenbaum shares voting and dispositive power for all of the shares of Common Stock owned of record by the TCP Accounts and TCO (See footnote 1). Also includes 38,000 shares of Common Stock subject to outstanding options which are exercisable within the next 60 days that are owned by Mr. Tennenbaum.

 (7) Includes 16,666 shares of Common Stock subject to outstanding options which are exercisable within the next 60 days.

 (8) Includes 38,000 shares of Common Stock subject to outstanding options which are exercisable within the next 60 days.

 (9) Includes 38,000 shares of Common Stock subject to outstanding options which are exercisable within the next 60 days.

(10) Includes 28,333 shares of Common Stock subject to outstanding options which are exercisable within the next 60 days.

(11) Includes 70,000 shares of Common Stock subject to outstanding options which are exercisable within the next 60 days.

(12) Includes 21,125 shares of Common Stock subject to outstanding options which are exercisable within the next 60 days.

(13) Includes 14,375 shares of Common Stock subject to outstanding options which are exercisable within the next 60 days.

(14) Includes 7,500 shares of Common Stock subject to outstanding options which are exercisable within the next 60 days.

(15) Includes 200,200 shares of Common Stock subject to outstanding options which are exercisable within the next 60 days.

(16) Includes 100,255 shares of Common Stock subject to outstanding options which are exercisable within the next 60 days.

                           BUSINESS TO BE TRANSACTED

1.  ELECTION OF DIRECTORS

NOMINEES

     During the fiscal year ended June 28, 2003, the Board of Directors was comprised of ten directors, consisting of Jack Futterman, James A. Shea, Michael Gatto and the eight nominees, with the exception of Franklin R. Johnson. Mr. Futterman resigned as a Director on November 13, 2002. Mr. Shea resigned from his position with the Company effective April 10, 2003 at which point the Board of Directors comprised eight directors for the remainder of the fiscal year. Mr. Gatto resigned as a Director on August 27, 2003. Mr. Johnson was appointed to the Board of Directors on August 25, 2003. On October 10, 2003, the Board of Directors amended the Bylaws and, accordingly, the Board of Directors currently consists of eight directors.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eight nominees. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible. It is not expected that any nominee will be unable or will decline to serve as a director. The names of the eight nominees, their ages, the respective years in which each first became a Director of the Company, and their respective principal occupations during the past five years are as follows:

                                                                                     SERVED AS
                                                                                     A DIRECTOR
      NAME OF NOMINEE        AGE              POSITION WITH THE COMPANY                SINCE
      ---------------        ---              -------------------------              ----------
Ralph D. Dillon(1).........  63     Non-Executive Chairman of the Board of              1999
                                    Directors
Michael E. Tennenbaum(2)...  68     Vice Chairman of the Board of Directors             2000
Richard H. Griner(3)(4)....  60     Director                                            2002
L.R. Jalenak, Jr.(5)(6)....  73     Director                                            2000
Franklin R. Johnson........  67     Director                                            2003
Howard
  Levkowitz(7)(8)(9).......  36     Director                                            1999
Nancy Pedot(4).............  51     Director and Acting Chief Executive Officer         2000
Walter J.
  Salmon(4)(7)(8)..........  72     Director                                            2001

---------------
(1) Chairman of Strategic Planning Committee.

(2) Chairman of Compensation Committee.

(3) Member of Nominating and Corporate Governance Committee.

(4) Member of Strategic Planning Committee.

(5) Member of Compensation Committee.

(6) Chairman of Audit Committee.

(7) Member of Finance Committee.

(8) Member of Audit Committee.

(9) Chairman of Nominating and Corporate Governance Committee.

     RALPH D. DILLON has been the Non-Executive Chairman of the Board of Directors since December 10, 1999 and has been a Director of the Company since October 1, 1999. Prior to becoming a Director of the Company, Mr. Dillon served as Chief Executive Officer of Cost Plus, Inc. ("Cost Plus"), a specialty retailer of casual home living and entertainment products, from September 1990 to February 1998, President of Cost Plus from September 1990 to August 1995 and Chairman of the Board of Cost Plus from August 1995 to February 1998. He also served as a Director of Cost Plus from September 1990 to May 1999 and has served as an advisor to the Chief Executive Officer of Cost Plus.

     MICHAEL E. TENNENBAUM has been a Director of the Company since October 5, 2000 and has been the Vice-Chairman of the Board of Directors since October 1, 2002. Mr. Tennenbaum has been the Managing Member of Tennenbaum & Co., LLC since its inception in June 1996. Tennenbaum & Co., LLC is the Managing Member of Tennenbaum Capital Partners, LLC, an investment management company focused on special situation investments. From February 1993 until June 1996, Mr. Tennenbaum was a Senior Managing Director of Bear, Stearns & Co., Inc. and also held the position of Vice Chairman, Investment Banking. Mr. Tennenbaum currently is Chairman of the Board of Directors of Pemco Aviation Group, Inc., a member of the Board of Directors of Anacomp, Inc. and is also a director of various privately-held companies.

     RICHARD H. GRINER has been a Director of the Company since September 6, 2002. Recently retired from Omni Fitness, Inc., the specialty fitness equipment chain, Mr. Griner served as President from April 2001 until June 2003. Prior to joining Omni Fitness, Mr. Griner served from 1996 to 2000 as President and Chief Operating Officer of Trend-Lines, Inc. and from 1986 to 1995 as Senior Vice President of Operations for Family Dollar Stores, Inc.

     L.R. JALENAK, JR. has been a Director of the Company since February 17, 2000. Prior to becoming a Director of the Company, Mr. Jalenak was Chairman of the Board of Cleo Inc., a manufacturer of Christmas wrapping paper and related products, from 1990 until his retirement in December 1993. From 1977 to 1990, he was President of Cleo Inc. Mr. Jalenak is a commissioner of Memphis Light, Gas and Water Division, a Memphis, Tennessee utility company and serves as its Vice Chairman. Mr. Jalenak also serves on the board of a non-public Professional Employment Organization and on the Boards of Directors of several not-for-profit entities.

     FRANKLIN R. JOHNSON has been a Director of the Company since August 25, 2003. From March 2000 to the present, Mr. Johnson has been a business consultant and expert witness. From May 1997 to March 2000, Mr. Johnson was Senior Vice President and Chief Financial Officer of Rysher Entertainment, Inc. Prior to 1997, Mr. Johnson was a partner at Price Waterhouse & Co. Mr. Johnson serves on the Board of Directors of Reliance Steel & Aluminum Co.

     HOWARD LEVKOWITZ has been a Director of the Company since August 17, 1999. Mr. Levkowitz has been a Partner in Tennenbaum Capital Partners, LLC, an investment management company focused on special situation investments, since 1999 and since 1997, has been a principal of Tennenbaum & Co., LLC (with which Tennenbaum Capital Partners, LLC is affiliated). He was an attorney with Dewey Ballantine LLP from 1993 to 1997. Mr. Levkowitz also serves as a director of several privately held companies.

     NANCY PEDOT has been the Acting Chief Executive Officer since April 11, 2003 and has been a Director of the Company since November 27, 2000. Between 1989 and 1993, Ms. Pedot served in various executive positions with The Gymboree Corporation, a designer, manufacturer and retailer of children's apparel and accessories that operates a chain of more than 500 stores. She joined Gymboree in 1989 as Senior Vice President of Merchandising and in 1994 was named President and CEO. Ms. Pedot left Gymboree in 1997 to devote more time to her family and to pursue personal interests. Ms. Pedot also serves on the Board of Directors of PETsMART Inc. and on the Boards of Directors of several not-for-profit entities.

     WALTER J. SALMON has been a Director of the Company since July 25, 2001. Mr. Salmon is presently the Stanley Roth, Sr., Professor of Retailing, Emeritus, at the Harvard University Graduate School of Business Administration. He has been a member of the Harvard Business School faculty since 1956. Professor Salmon presently serves on the boards of The Neiman Marcus Group, PETsMART, Inc., Harrah's Entertainment, Inc., Cole National Corporation, Luby's, Inc. and the Harvard Business School Publishing Company.

RECOMMENDATION AND VOTE

     The election of each nominee as a Director requires a plurality of the votes present at the Annual Meeting and entitled to vote.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who have beneficial ownership of more than ten percent (10%) of the Common Stock of the Company, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the NASDAQ. Copies of all filed reports are required to be furnished to the Company pursuant to
Section 16(a). Based solely on the reports received by the Company and on written representations from reporting persons, the Company believes that the directors, executive officers and greater than ten percent (10%) beneficial owners complied with all Section 16(a) filing requirements during the fiscal year ended June 28, 2003 except that (i) Messrs. Bailen, Shea and Larson (the Company's former Chief Financial Officer), through inadvertence, failed to file Form 4's upon receiving shares of Company Common Stock through the Company's Management Stock Purchase Plan and (ii) Ms. Pedot and Messrs. Bailen and Shea, through inadvertence, failed to file Form 4's upon receiving options to purchase shares of Company Common Stock. All of these Form 4's were promptly filed by the appropriate reporting individuals after these oversights were discovered. The Company believes that all holdings and transactions of its reporting persons have been promptly and timely disclosed in the Company's annual reports.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     On August 16, 1999, Special Value Bond Fund II, LLC, ("SVBF II") purchased $10.0 million in aggregate principal amount of the Company's 12.5% Secured Notes due 2003 (the "A Notes") and $5.0 million in aggregate principal amount of the Company's 13.0% Secured Notes due 2003 (the "B Notes"). Subsequently on November 20, 2000, SVBF II sold $5.0 million in aggregate principal amount of the A Notes and $2.5 million in aggregate principal amount of the B Notes to other Company investors. In addition, on August 16, 1999, Tennenbaum & Co., LLC ("TCO") purchased $2,250,000 in aggregate principal amount of the Company's 13.0% Secured Notes due 2002 (the "C Notes"), $4.5 million in aggregate principal amount of the Company's 14.0% Secured Notes due 2004 (the "D Notes") and Warrants to purchase 3,096,000 shares of the Company's stock. TCO then transferred all of these Secured Notes and the Warrants to Special Value Bond Fund, LLC ("SVBF") effective as of September 1, 1999. Then on January 14, 2000, SVBF purchased $3,250,000 in aggregate principal amount of the Company's 14.0% Secured Notes due 2002 (the "E Notes"). The managing member of SVBF II is SVIM/MSM II, LLC ("SVIM/MSM II") and the managing member of SVIM/MSM II is TCO. The managing member of SVBF is SVIM/MSM, LLC ("SVIM/MSM") and the managing member of SVIM/MSM is TCO. The managing member of TCO is Michael E. Tennenbaum, the Company's Vice Chairman of the Board of Directors. During Fiscal 2003, Fiscal 2002 and Fiscal 2001, Secured Notes totaling $3.9 million, $9.3 million and $5.0 million were repaid, respectively. For the fiscal years ended June 28, 2003, June 29, 2002 and June 30, 2001, the Company paid $1.0 million, $2.3 million and $2.8 million of interest related to these Notes, respectively.

     On November 2, 1999, Ralph D. Dillon, the Company's Non-Executive Chairman of the Board of Directors, purchased $167,000 in aggregate principal amount of the Company's 13.0% Secured Notes due 2002, $333,000 in aggregate principal amount of the Company's 14.0% Secured Notes due 2004, and Warrants to purchase 229,333 shares of the Company's stock from one of the Investors for a total purchase price of $498,000. During Fiscal 2003 and Fiscal 2002, the Secured Notes totaling $333,000 and $167,000 were repaid, respectively. For the years ended June 28, 2003, June 29, 2002 and June 30, 2001, the Company paid $78,000, $80,000 and $93,000 of interest related to these Notes, respectively.

     On June 22, 2001, the Company granted options for 90,000 shares of the Company's common stock to Ralph D. Dillon as compensation for his services to the Company. These options were granted at $6.25 per share and vested upon issuance. In addition, on each of January 12, 2002, July 12, 2002 and January 12, 2003 additional grants of options for 50,000 shares of the Company's common stock were made to Mr. Dillon, which options had an exercise price of $9.38, $17.00 and $17.00, respectively. An additional grant of 50,000 options for shares will be made to Mr. Dillon on July 12, 2004 with an exercise price of $17.00 provided that Mr. Dillon remains as the non-executive chairman of the board of directors of the Company through such date and certain other requirements are met. All of these options vest upon issuance. For the fiscal years ended June 28, 2003 and June 29, 2002, $154,000 and $430,000 were charged to operations as compensation expense, respectively, related to the grant of these options.

     Messrs. Jason Craig and Steven Craig, sons of Mr. Sidney Craig, President of Craig Enterprises, Inc., own and operate six and five Party City franchised stores, respectively, located in California. Pursuant to the terms of their respective franchise agreements with the Company, during the fiscal year ended June 28, 2003 Mr. Jason Craig paid the Company $845,931 and Mr. Steven Craig paid the Company $663,710. Craig Enterprises, Inc. owns 1,107,000 shares of Common Stock as reported in the Amendment to Schedule 13G filed by Craig Enterprises, Inc. with the Securities and Exchange Commission on August 7, 2003. Sidney and Jenny Craig own an additional 112,202 shares of Common Stock directly.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Board of Directors met seven times during the fiscal year ended June 28, 2003.

     The Compensation Committee, which during fiscal year 2003 was comprised of Messrs. Gatto, Jalenak and Tennenbaum, met two times during the fiscal year ended June 28, 2003. In addition to its other responsibilities, the Compensation Committee is responsible for the administration of the Company's 1999 Stock Incentive Plan and for the grant of stock options and other awards under such plan, as well as the administration of the Management Stock Purchase Plan (the "Management Plan") and grants thereunder.

     The Audit Committee, which during the fiscal year ended June 28, 2003 was comprised of Ms. Pedot and Messrs. Gatto, Jalenak, Levkowitz and Salmon, is responsible for recommending independent auditors, reviewing with the independent auditors the scope and results of the audit engagement and establishing and monitoring the Company's financial policies and control procedures. Effective April 10, 2003, Ms. Pedot resigned from the Audit Committee. The Audit Committee met seven times during the Company's fiscal year ended June 28, 2003.

     The Nominating and Corporate Governance Committee is responsible for recommending persons to be nominees for the Company's Board of Directors. This Committee does not consider nominees recommended by the Company's stockholders. The Nominating and Corporate Governance Committee met one time during the fiscal year ended June 28, 2003. During the fiscal year ended June 28, 2003, the Nominating and Corporate Governance Committee was comprised of Messrs. Gatto, Griner and Levkowitz.

     The Finance Committee assists the Board in advising and overseeing the Company's financial initiatives and financial matters. The Finance Committee met three times during the fiscal year ended June 28, 2003. During the fiscal year 2003 the Finance Committee was comprised of Messrs. Gatto, Levkowitz and Salmon.

     The Strategic Planning Committee assists the Board in facilitating the strategic planning process. The Strategic Planning Committee is comprised of Ms. Pedot and Messrs. Dillon, Griner and Salmon. The Strategic Planning Committee did not meet during the fiscal year ended June 28, 2003. The Real Estate Committee and the Logistics Committee, which are sub-committees of the Strategic Planning Committee, met three times and one time during the fiscal year ended June 28, 2003, respectively.

     In addition to meeting, the Compensation Committee and the Nominating and Corporate Governance Committee, as well as the full Board of Directors, acted by unanimous written consent on numerous occasions during the Company's fiscal year ended June 28, 2003.

     All Directors are elected at each annual meeting of stockholders and hold office until the election and qualification of their successors at the next annual meeting of stockholders. All of the Directors attended at least 75% of the combined number of Board meetings and meetings of committees of which they were members that were held during the fiscal year ended June 28, 2003.

     All executive officers of the Company are elected annually by, and serve at the discretion of, the Board of Directors, although the employment of Mr. Skiba by the Company is subject to the provisions of his respective employment agreement.

RESIGNATIONS

     On August 25, 2003, Michael Gatto resigned from the Board of Directors of the Company.

                       EXECUTIVE OFFICERS OF THE COMPANY

                NAME                   AGE                         POSITION(S)
                ----                   ---                         -----------
Nancy Pedot..........................  51    Director and Acting Chief Executive Officer
Linda M. Siluk.......................  46    Senior Vice President and Chief Financial Officer
Warren Jeffery.......................  54    Senior Vice President of Operations
Steven Skiba.........................  48    Vice President and Chief Information Officer

     All executive officers are chosen by the Company's Board of Directors and serve at the Board's discretion. Set forth below is information concerning the business experience of the executive officers of the Company.

     NANCY PEDOT was appointed Acting Chief Executive Officer on April 11, 2003. She has been a Director of the Company since November 27, 2000. Between 1989 and 1993, Ms. Pedot served in various executive positions with The Gymboree Corporation, a designer, manufacturer and retailer of children's apparel and accessories that operates a chain of more than 500 stores. She joined Gymboree in 1989 as Senior Vice President of Merchandising and in 1994 was named President and CEO. Ms. Pedot left Gymboree in 1997 to devote more time to her family and to pursue personal interests. Ms. Pedot also serves on the boards of directors of several not-for-profit entities.

     LINDA M. SILUK was appointed Senior Vice President and Chief Financial Officer on August 26, 2002. She had previously been the Company's Vice President of Finance since September 14, 1998. Prior to joining the Company in September 1998, Ms. Siluk had been the Chief Financial Officer of Federated Merchandising Group, a division of Federated Department Stores, Inc. from December 1994 to April 1998. From October 1985 until December 1994, Ms. Siluk held positions as Senior Vice President, Finance and Logistics for Macy Product Development and Vice President Finance for Macy Corporate Buying Office, both positions in a division of R.H. Macy & Co., Inc.

     WARREN JEFFERY was appointed Senior Vice President of Operations on August 26, 2002. He had previously been the Company's Vice President of Operations since January 2002. Prior to joining the Company, Mr. Jeffery had been the Senior Vice President of Pharmacy Management at McKesson Medication Management from June 2001 to January 2002. He previously held various executive positions including Executive Vice President Merchandising, Marketing and Logistics, Senior Vice President Store Operations and Vice President of Store Operations and Loss Prevention at Phar-Mor Inc., from February 1993 through October 2000.

     STEVEN SKIBA was appointed Vice President and Chief Information Officer on November 29, 2002. Prior to joining the Company, Mr. Skiba was the Vice President, Management Information Systems, and Chief Technology Officer at Transworld Entertainment from January 1997 through November 2002.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

     The following table sets forth a summary of the compensation paid by the Company for services rendered in all capacities to the Company during the Company's fiscal year 2003, 2002 and 2001 to (i) all individuals serving as the Chief Executive Officer during the fiscal year ended June 28, 2003 and (ii) each of the four most highly compensated executive officers of the Company, other than the Chief Executive Officer, who were serving as executive officers at June 28, 2003 (the persons described in clauses (i) and (ii) together, the "Named Executive Officers".)

                           SUMMARY COMPENSATION TABLE

                                                             PERIOD                     LONG-TERM COMPENSATION
                                                          COMPENSATION                --------------------------
                                               ----------------------------------     RESTRICTED   # SECURITIES
             NAME AND                FISCAL                          OTHER ANNUAL       STOCK       UNDERLYING
        PRINCIPAL POSITION           YEAR(1)    SALARY    BONUS(2)   COMPENSATION     AWARDS(3)    STOCK OPTIONS
        ------------------           -------   --------   --------   ------------     ----------   -------------
Nancy Pedot........................   2003     $117,692   $     --     $ 29,247(4)     $     --        20,000
  Acting Chief Executive Officer      2002           --         --           --              --            --
                                      2001           --         --           --              --            --
James Shea(5)......................   2003      330,577         --       12,705(6)           --        55,000
  Former Chief Executive Officer      2002      378,634    122,257       60,703(7)      183,385        75,000
                                      2001      356,191     34,920       73,222(8)      227,500            --
Linda M. Siluk.....................   2003      205,193     15,000        9,758(9)           --        25,000
  Senior Vice President,              2002      198,760    100,000        8,629(10)          --        17,000
  Chief Financial Officer             2001      189,248     71,543        7,425(11)          --            --
Warren Jeffery.....................   2003      228,408     15,000        8,240(12)          --        15,000
  Senior Vice President               2002      105,577     80,342       68,342(13)          --        50,000
  of Operations                       2001           --         --           --              --            --
Steven Skiba.......................   2003      139,423     43,750       70,845(14)          --        30,000
  Vice President,                     2002           --         --           --              --            --
  Chief Information Officer           2001           --         --           --              --            --
Andrew Bailen(15)..................   2003      285,000         --        8,495(16)          --        35,000
  Former Executive Vice               2002      283,654    184,000       20,461(17)      46,000        40,000
  President                           2001      243,269    165,001      116,909(18)          --       100,000

---------------
 (1) The Company's fiscal year end is the Saturday nearest to June 30.

 (2) Amounts in this column do not include any portion of the Named Executive Officers' respective bonuses foregone under the Management Plan.

 (3) Amounts in this column represent a portion of the Named Executive Officers' respective bonuses foregone pursuant to the Management Plan. The Management Plan provides for a mechanism through which certain executive officers of the Company may forego all or a portion of their annual bonus such that it may be used to purchase restricted stock units linked on a one-to-one basis to the value of the Company's Common Stock. Depending on the amount of the annual bonus foregone by an eligible executive officer who participates in the Management Plan, the Company offers the restricted stock units at a 20% or 25% discount.

 (4) This amount includes $21,746 in living expenses and $7,501 in automobile allowances.

 (5) Mr. Shea was the Company's Chief Executive Officer from December 10, 1999 until April 10, 2003. Mr. Shea resigned as Chief Executive Officer on April 10, 2003.

 (6) This amount includes $12,705 in automobile allowances.

 (7) This amount includes $12,310 in automobile allowances, and $48,393 representing the value of the discount applicable to the purchase of restricted stock units under the Management Plan.

 (8) This amount includes $8,517 in automobile allowances and $64,705 representing the value of the discount applicable to the purchase of restricted stock units under the Management Plan.

 (9) This amount includes $8,100 in automobile allowances and $1,658 representing the value of the discount applicable to the purchase of restricted stock units under the Employee Plan.

(10) This amount includes $8,100 in automobile allowances and $529 representing the value of the discount applicable to the purchase of restricted stock units under the Employee Plan.

(11) This amount includes $7,425 in automobile allowances.

(12) This amount includes $8,240 in automobile allowances.

(13) This amount includes $3,894 in automobile allowances and $64,448 for moving expenses.

(14) This amount includes $4,517 in automobile allowances and $66,328 for moving expenses.

(15) Mr. Bailen was the Company's Executive Vice President from August 7, 2000 until July 14, 2003. Mr. Bailen resigned as Executive Vice President on July 14, 2003.

(16) This amount includes $8,495 in automobile allowances.

(17) This amount includes $8,960 in automobile allowances, $11,501 representing the value of the discount applicable to the purchase of restricted stock units under the Management Plan.

(18) This amount includes $6,750 in automotive allowances, $99,847 for moving expenses and $10,312 representing the value of the discount applicable to the purchase of restricted stock units under the Management Plan.

            OPTION GRANTS DURING THE FISCAL YEAR ENDED JUNE 28, 2003

     The following table presents information regarding grants of options to purchase shares of the Company's Common Stock for each of the Named Executive Officers receiving option grants during the fiscal year ended June 28, 2003:

                                           INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                         -----------------------------------------------------       VALUE AT ASSUMED
                                         PERCENT OF                                  ANNUAL RATES OF
                         NUMBER OF         TOTAL                                       STOCK PRICE
                         SECURITIES       OPTIONS       EXERCISE                     APPRECIATION FOR
                         UNDERLYING      GRANTED TO      PRICE                         OPTION TERM
                          OPTIONS       EMPLOYEES IN      PER       EXPIRATION    ----------------------
NAME                      GRANTED       FISCAL YEAR     SHARE(1)       DATE          5%          10%
----                     ----------     ------------    --------    ----------       --          ---
Nancy Pedot............    10,000(2)        2.29%        $13.66        2013       $ 85,884    $  217,646
                            5,000(2)        1.15%         10.00        2013         31,445        79,687
                            5,000(2)        1.15%         10.86        2013         34,149        86,540
James Shea.............    55,000(3)       12.61%         14.81        2012        512,353     1,298,402
Linda M. Siluk.........    25,000(3)        5.73%         14.81        2012        232,888       590,183
Warren Jeffery.........    15,000(3)        3.44%         14.81        2012         69,866       177,055
Steven Skiba...........    30,000(4)        6.88%         13.58        2012        256,212       649,290
Andrew Bailen..........    35,000(3)        8.03%         14.81        2012        326,043       826,256

---------------
(1) The price represents the fair market value at the date of grant.

(2) The options vest immediately on the grant date. The right to exercise the options expires on the tenth anniversary of the grant date.

(3) The options vest as follows: (a) one-half of the options vest at the rate of 25% per year beginning on the first anniversary of the grant date and continuing on each subsequent anniversary of the grant date and (b) one-half of the options vest on the third anniversary of the grant date if the Company achieves its cumulative EBITDA plan as determined by the Board. The Company's definition of EBITDA is earnings before interest, taxes, depreciation, amortization and impairment charge and exclusive of special charges. The Company's computation of EBITDA may not be comparable to similar titled measures of other companies.

(4) The options vest at the rate of 25% per year beginning on the first anniversary of the grant date and continuing on each subsequent anniversary of the grant date. The right to exercise the options expires on the tenth anniversary of the grant date.

       AGGREGATED OPTION EXERCISES IN THE FISCAL YEAR ENDED JUNE 28, 2003
                        AND JUNE 28, 2003 OPTION VALUES

     The following table presents information regarding the value of options outstanding at June 28, 2003 for each of the Named Executive Officers.

                                                        NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                           SHARES                    OPTIONS AT FISCAL YEAR-END       AT FISCAL YEAR-END(1)
                         ACQUIRED ON      VALUE      ---------------------------   ---------------------------
         NAME            EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----            -----------   -----------   -----------   -------------   -----------   -------------
Nancy Pedot............        --       $     --        38,333          6,667      $  223,570      $ 69,870
James Shea.............    12,300        135,431       200,200             --       2,098,096            --
Linda M. Siluk.........        --             --        13,375         43,625         140,170       195,190
Warren Jeffery.........        --             --        12,500         52,500         131,000       393,000
Steven Skiba...........        --             --            --         30,000              --            --
Andrew Bailen..........        --             --        55,000        120,000         576,400       890,800

---------------
(1) Value is based upon a fair market value of $10.48 per share on June 28, 2003.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following sets forth certain information as of June 28, 2003 concerning our equity compensation plans:

                                                                                           NUMBER OF SECURITIES
                                                                                           AVAILABLE FOR FUTURE
                                      NUMBER OF SECURITIES         WEIGHTED-AVERAGE       ISSUANCE UNDER EQUITY
                                   TO BE ISSUED UPON EXERCISE     EXERCISE PRICE OF         COMPENSATION PLANS
                                    OF OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES
                                    WARRANTS AND RIGHTS (A)      WARRANTS AND RIGHTS     REFLECTED IN COLUMN (A))
                                   --------------------------    --------------------    ------------------------
          PLAN CATEGORY                       (A)                        (B)                       (C)
          -------------            --------------------------    --------------------    ------------------------
Equity compensation plans
  approved by security
  holders(1).....................          2,249,276(2)                 $8.78                    553,078(3)
Equity compensation plans not
  approved by security
  holders(4).....................             27,168(5)                  8.18                    277,321
                                           ---------                    -----                    -------
Total............................          2,276,444                    $8.78                    830,399
                                           =========                    =====                    =======

---------------
(1) Consists of our Amended and Restated 1994 Stock Option Plan (the "1994 Plan"), Amended and Restated 1999 Stock Incentive Plan (the "1999 Plan"), and Employee Stock Purchase Plan (the "ESPP").

(2) Consists of 638,349 outstanding options for our common stock pursuant to the 1994 Plan, 1,583,140 outstanding options for our common stock pursuant to the 1999 Plan and 27,787 shares of our common stock which will be issued on January 1, 2004 pursuant to the ESPP. Under the ESPP, our employees have the opportunity to purchase shares of our common stock at a discount through accumulated payroll deductions. The shares which will be issued in January 2004 will have a purchase price of $8.78 per share.

(3) Consists of 407,135 options that remain available for issuance pursuant to the 1999 Plan and 145,943 shares of our common stock that remain available for issuance pursuant to the ESPP. No additional options may be issued under the 1994 Plan.

(4) Consists of our Management Stock Purchase Plan.

(5) These shares will be issued in future periods as provided for in the Plan.

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company receive no additional or special remuneration for their service as directors. Effective September 10, 2002, Directors who are not employees of the Company are entitled to receive an annual retainer of $25,000 and $2,000 for each Board of Directors meeting attended. Committee meeting fees are $4,000 and $2,000 for the Audit Committee chairperson and member, respectively; $3,000 and $2,000 for the Compensation Committee chairperson and member, respectively; $2,000 and $1,000 for the Nominating and Corporate Governance Committee chairperson and member, respectively; $2,500 and $2,000 for the Finance Committee chairperson and member, respectively; and $5,000 for the Strategic Planning Committee. In addition, any Board member who is requested by the Chairman to perform services outside of the scope of a meeting will be paid $2,000 per each eight hours of time spent performing such services. The Company also reimburses directors for travel and lodging expenses, if any, incurred in connection with attendance at the Board of Directors and Committee meetings. All Directors each receive an annual grant of 10,000 options on the date of the Annual Meeting for each fiscal year which are fully vested at the time of grant.

     On August 20, 2003, the Company approved a one-time grant of 20,000 stock options to Mr. Johnson for prospective services until the Company's next Annual Meeting of Stockholders.

     The Company entered into a consulting arrangement with Mr. Dillon pursuant to which Mr. Dillon receives a consulting fee of $10,000 per month in exchange for advising and consulting with the Company regarding strategic planning, general operations and merchandising programs. On September 18, 2003, this monthly amount was increased to $20,000 per month until such time as a new Chief Executive Officer is appointed. On June 22, 2001, the Company granted options for 90,000 shares of the Company's Common Stock to Mr. Dillon in compensation for his services to the Company. These options were granted at $6.25 per share and vested in full upon issuance. In addition, on each of January 12, 2002, July 12, 2002 and January 12, 2003 additional grants of options for 50,000 shares of the Company's Common Stock were made to Mr. Dillon, which options had an exercise price of $9.375, $17.00 and $17.00, respectively. Additional future grants of 50,000 options for shares will be made on July 12, 2004, with an exercise price of $17.00, provided that Mr. Dillon remains the Non-Executive Chairman of the Board of Directors of the Company and certain other requirements are met. All options will be vested in full upon issuance.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT

     The Company is party to a general release and severance agreement with James A. Shea, former Director and Chief Executive Officer of the Company, dated May 28, 2003 (the "Shea Agreement"). The Shea Agreement provided for Mr. Shea to resign his employment with the Company, and his position on the Company's Board of Directors, effective April 10, 2003. Pursuant to the Shea Agreement, Mr. Shea will receive severance equal to his base salary at the time of his termination of employment with the Company for six months following his resignation. In addition, the Company will pay the costs to continue to provide Mr. Shea with benefits under employee welfare plans through the earlier of April 30, 2004 and when Mr. Shea is eligible to receive substantially similar benefits under another employer-provided plan. The Shea Agreement also provides that the Company shall continue to pay Mr. Shea an automobile allowance of $675 per month until the earlier of April 9, 2004 and when Mr. Shea is reemployed. All of the options for shares of the Company's Common Stock which Mr. Shea had previously received pursuant to the Company's incentive plans which had vested as of April 10, 2003 remain exercisable through April 10, 2005. The Company also shall pay for outplacement services for Mr. Shea for up to one year following his resignation, as well as a lump sum payment to Mr. Shea as reimbursement of incurred automobile mileage expenses.

     The Company is party to a severance agreement with Andrew Bailen, former Executive Vice President, Merchandising and Marketing of the Company, dated July 14, 2003 (the "Bailen Agreement"). The Bailen Agreement provided for Mr. Bailen to resign his employment with the Company effective July 14, 2003. Pursuant to the Bailen Agreement, Mr. Bailen will receive severance equal to his base salary at the time of his termination of employment with the Company for six months following his resignation. In addition, Mr. Bailen may continue his health and life benefits with the Company and he will receive from the Company his $675 monthly car allowance through January 14, 2004. The Company will pay Mr. Bailen for any unused vacation that he had accrued through July 14, 2003, together with a payment of $16,000, which was the guaranteed bonus due Mr. Bailen on August 7, 2003 pursuant to Section 3(b)(iv) of his original employment agreement with the Company. Furthermore, options for shares of the Company's Common Stock which Mr. Bailen had previously received pursuant to the Company's incentive plans which were to vest on August 7, 2003 immediately vested upon the termination of his employment.

     The Company is party to an employment agreement with Steven Skiba, Chief Information Officer of the Company, dated November 29, 2002 (the "Skiba Agreement"). The Skiba Agreement provides for Mr. Skiba to serve the Company in such capacity for an initial one-year term which commenced on November 29, 2002, which term will automatically renew for one-year periods unless either party gives written notice at least sixty (60) days prior to the expiration of the then current term of the agreement. The Skiba Agreement provides for an annual minimum base salary of $240,000, the amount of which may be adjusted upward by the Board of Directors in its sole discretion. His contract also provides for an annual non-compete stipend of $10,000. Further, Mr. Skiba was guaranteed and received a bonus payment of $44,375 at the end of the Fiscal 2003. In addition to salary, Mr. Skiba shall be entitled to earn an annual bonus for each fiscal year of the Company during his employment pursuant to the Company's annual incentive bonus plan as in effect from time to time and based on attaining certain performance objectives thereunder. The determination of at what level Mr. Skiba may participate in any Company bonus plan and the maximum and target bonus that may be earned shall be made by the CEO in his or her sole discretion.

     The Skiba Agreement provides that in the event of the termination of Mr. Skiba's employment on account of his death or disability, his voluntary resignation or the Company's termination of his employment for cause, the Company shall pay to Mr. Skiba, or his estate on account of his death, in a lump sum within 10 business days following his termination, all earned but unpaid then-existing salary and bonus; provided, however, that, whether any bonus is earned at the time of his termination will be determined by reference to the terms of the Company's respective bonus or performance-based compensation plans or programs, in any, or, if not set forth therein, as determined by the Company in its sole discretion. In the event of the termination of Mr. Skiba's employment by the Company without cause, the Company shall pay to Mr. Skiba, in a lump sum within 10 business days following such termination, all earned compensation and continue to pay his then-existing salary, in accordance with the Company's regular payroll practices, for twenty-six (26) weeks.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, neither the Report of the Compensation Committee Regarding Executive Compensation, nor the Report of the Audit Committee, nor the Performance Graph shall be incorporated by reference into any such filings.

                      REPORT OF THE COMPENSATION COMMITTEE
                        REGARDING EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE

     The Compensation Committee of the Company's Board of Directors (the "Compensation Committee") was formed in 1996 and is presently composed of Messrs. Jalenak and Tennenbaum. The Compensation Committee meets at least once annually or more frequently as the Company's Board of Directors may request. The Compensation Committee's primary responsibilities include the review and approval of compensation, consisting of salary, bonuses, benefits and other compensation, for the Company's executive officers. The Compensation Committee is responsible for the administration of the Company's 1999 Stock Incentive Plan and for the grant of stock options and other awards under such plan, as well as the administration of the Management Plan and grants thereunder.

EXECUTIVE OFFICER COMPENSATION

     The executive officer compensation programs utilized by the Company are described below for the purpose of providing a general understanding of the various components of executive officer compensation. These executive officer compensation programs are designed to attract, retain and reward highly qualified executive officers who are important to the Company's success and to provide incentives relating directly to the financial performance and long-term growth of the Company. The various components of the executive officer compensation programs used by the Company are, in most cases, the same as those made available generally to employees of the Company. The following is a summary of the executive officer compensation programs:

  Cash Compensation

     Base Salary. Base salaries are established primarily upon an evaluation of the executive officer's position and contributions to the Company, including (i) individual performance, (ii) level of responsibility, (iii) technical expertise,
(iv) length of service, (v) Company performance and (vi) industry compensation levels. The minimum base salary level for Mr. Skiba is established by his respective employment agreement described above in "Compensation of Executive Officers and Directors -- Employment Agreements and Termination of Employment." The Compensation Committee annually reviews these base salary compensation levels and makes adjustments based on a subjective evaluation of the above factors.

     Incentive Bonuses. The Company has established a cash-based annual bonus program to provide annual incentives to the executive officers to meet or exceed expected performance objectives. This program provides cash compensation, based on a percentage of base salary, for the achievement of EBITDA targets set by the Company and, for certain executive officers, the attainment of specific short-term corporate and individual performance objectives which contribute to the success of the Company.

 Equity Compensation

     In order to provide long-term incentives to the executive officers of the Company and to further align their interests with those of the Company's stockholders, the Company implemented several equity-based incentive compensation plans. Among these plans, the Company's 1999 Stock Incentive Plan allows for the grant of both incentive and nonqualified stock options as well as restricted stock and other equity-based awards. Equity awards under these plans are granted on a discretionary basis by the Compensation Committee. The Compensation Committee makes a subjective determination as to the award recipients and their level of award after review of the performance factors for the executive officers noted above for base salary determinations. In order to encourage and reward continued employment, these awards typically vest over a period of three to four years after the date of grant.

     In June of 2001, the Company implemented the Management Stock Purchase Plan through which executive officers may elect to forgo all or a portion of their annual bonus to be used to purchase restricted stock units linked on a one-to-one basis with the value of the Company's Common Stock. To encourage participation in this plan, the Company offers the units at a 20% to 25% discount depending on the amount of bonus forgone. These forgone bonuses are held by the Company for three or seven years, as elected by the executive officer, and typically paid out in shares of Common Stock.

     The Employee Stock Purchase Plan, which was approved in November 2001, added yet another mechanism to further align the interests of all employees, including executive officers, with those of the stockholders of the Company. The Employee Plan is structured to offer shares of Company Common Stock for sale on a bi-annual basis through salary deductions at a 15% discount. The Management Plan and Employee Plan were adopted after consultation with and on the recommendation of the executive compensation consulting firm of Watson Wyatt Worldwide.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Chief Executive Officer of the Company is eligible to participate in the same executive compensation plans available to other executive officers. The Compensation Committee's general approach in setting the Chief Executive Officer's annual compensation (including base salary, annual incentive bonuses and long-term equity-based incentives) is to seek to be competitive with other comparably sized companies in the same industry group and to tie a portion of his or her annual compensation to the performance of the Company's Common Stock. This approach is intended to incentivize the Company's senior executive through clearly defined long-term goals while providing certainty as to that portion of his or her compensation that is not performance based.

     In conclusion, the Compensation Committee believes that the compensation policies and practices of the Company as described above are fair and reasonable and are in keeping with the best interests of the Company, its employees and its stockholders.

INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Internal Revenue Code, as amended (the "Code"), generally disallows a tax deduction to public companies for annual compensation over $1 million paid to each of the Named Executive Officers, except to the extent such compensation qualifies as "performance-based." None of the Named Executive Officers has received compensation in excess of the Section 162(m) limits and all such compensation has been fully deductible by the Company. Moreover, the Company's stock option plans are structured and administered to comply with the Section 162(m) performance-based exemption. While the Company's policy has always been to pursue a strategy for maximizing deductibility of compensation for the Named Executive Officers, it also believes it is important to maintain the flexibility to take actions it considers in the best interests of the Company and its stockholders, which may necessarily be based on considerations in addition to Section 162(m).

                                          The Compensation Committee:

                                               Michael E. Tennenbaum, Chairman
                                               L.R. Jalenak, Jr.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Michael E. Tennenbaum and L.R. Jalenak, Jr. No present or former officer of the Company or its subsidiaries serves as a member of the Compensation Committee. During the fiscal year ended June 28, 2003, there were no interlocking relationships between any executive officer of the Company and any entity whose directors or executive officers serve on the Company's Board of Directors and/or Compensation Committee.

     On August 16, 1999, SVBF II purchased $10.0 million in aggregate principal amount of the A Notes and $5.0 million in aggregate principal amount of the B Notes. Subsequently on November 20, 2000, SVBF II sold $5.0 million in aggregate principal amount of the A Notes and $2.5 million in aggregate principal amount of the B Notes to other Company investors. In addition, on August 16, 1999, TCO purchased $2,250,000 in aggregate principal amount of the C Notes, $4.5 million in aggregate principal amount of the D Notes and Warrants to purchase 3,096,000 shares of the Company's stock. TCO then transferred all of these Secured Notes and the Warrants to SVBF effective as of September 1, 1999. Then on January 14, 2000, SVBF purchased $3,250,000 in aggregate principal amount of the E Notes. The managing member of SVBF II is SVIM/MSM II and the managing member of SVIM/MSM II is TCO. The managing member of SVBF is SVIM/MSM and the managing member of SVIM/MSM is TCO. The managing member of TCO is Michael E. Tennenbaum, the Company's Vice Chairman of the Board of Directors. During Fiscal 2003, Fiscal 2002 and Fiscal 2001, Secured Notes totaling $3.9 million, $9.3 million and $5.0 million were repaid, respectively. For the fiscal years ended June 28, 2003, June 29, 2002 and June 30, 2001, the Company paid $1.0 million, $2.3 million and $2.8 million of interest related to these Notes, respectively.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Company's Board of Directors operates under a written charter, as adopted and approved in September 2003. A copy of this charter is attached as Appendix A to this proxy statement. All of the current members of the Audit Committee are considered to be "independent directors" as defined by the charter and the Nasdaq Marketplace Rules.

     The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended June 28, 2003 and discussed these financial statements with management and the independent accountants.

     The Audit Committee also discussed with the independent accountants the matters required to be discussed by the Statement on Auditing Standards 61, "Communications with Audit Committees," as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants. These discussions included information regarding the scope and results of the audit.

     The independent accountants provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as amended. Independence Standards Board Standard No. 1 requires accountants to disclose annually in writing all relationships that in the auditor's professional opinion may reasonably be thought to bear on their independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent accountants their independence from the Company. The Audit Committee also considered whether the independent accountants' provision of certain other, non-audit related services to the Company is compatible with maintaining such accountants' independence.

     Based on its discussions with management and the independent accountants, and its review of the representations and information provided by management and the independent accountants, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 28, 2003.

                                          The Audit Committee:

                                               L.R. Jalenak, Jr., Chairman
                                               Howard Levkowitz
                                               Walter J. Salmon

INDEPENDENT AUDITORS FEES AND OTHER MATTERS

     Party City Corporation has elected to early adopt the Securities and Exchange Commission's (SEC) new proxy disclosure requirements pertaining to fee categories, pursuant to the implementation of the Sarbanes-Oxley Act of 2002. Under the new requirements, the fee categories have been expanded to four:
Audit, Audit-related, Tax and All other. Under previous requirements, financial information systems design and implementation fees were reported in a separate category with tax, audit-related, and consulting services combined into the All other category. Under the new requirements, the Audit category has been expanded to include audit and attest services provided in connection with the statutory and regulatory filings and SEC consent letters.

     In adopting these new disclosures in Fiscal 2003, the SEC requires that comparative information for Fiscal 2002 be presented. Accordingly, fee information presented in the 2002 proxy statements has been restated here for comparative purposes.

     All services provided by Deloitte & Touche, LLP have been reviewed with senior management of the Company to confirm that the performance of such services is consistent with the regulatory requirements for auditor independence.

     Aggregate fees for professional services rendered for the Company by Deloitte & Touche, LLP for the years ended June 28, 2003 and June 29, 2002, were:

FEE TYPE                                                        2003        2002
--------                                                      --------   ----------
Audit.......................................................  $373,075   $  417,750
Audit-related...............................................    33,250      165,750
Tax.........................................................   266,040      548,709
All other...................................................        --           --
                                                              --------   ----------
Total.......................................................  $672,365   $1,131,959
                                                              ========   ==========

     Audit Fees. Audit fees for Fiscal 2003 and Fiscal 2002 were $373,075 and $417,750, respectively, for the annual audit and quarterly reviews of the consolidated financial statements.

     Audit-Related Fees. Audit-related fees are comprised of assurance and related services that are traditionally performed by the external auditor. Under previous proxy reporting rules, many of these services were required to be included in the All other fees category. Deloitte & Touche LLP billed the Company $33,250 and $165,750 for Fiscal 2003 and Fiscal 2002, respectively, for audit related professional services, including employee benefit plan audits, accounting consultations and consent for the incorporation in our registration statements.

     Tax Fees. Tax fees relate primarily to assistance with Federal and state income tax returns, employee benefit plan returns, personal property tax, sales and use tax issues, state and local audits and tax compliance matters. Tax fees for Fiscal 2003 and Fiscal 2002 were $266,040 and $548,709, respectively.

     All Other Fees. During Fiscal 2003 and Fiscal 2002, there were no professional services other than those described above for Fiscal 2003 and Fiscal 2002, including tax consulting and compliance services and tax due diligence services.

     All internal auditing is performed under the direct control of the Vice President of Internal Audit who is accountable to the Audit Committee.

     A member of Deloitte & Touche will be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions by stockholders.

                               PERFORMANCE GRAPH

     The following graph provides a comparison on a cumulative basis of the percentage change from December 31, 1997 through June 28, 2003 in (a) the total stockholder return on the Company's Common Stock with (b) the total return on the common equity of all domestic issuers traded on the NASDAQ National Market and the NASDAQ SmallCap Market ("NASDAQ Market Index") and (c) the total return of domestic issuers having the same Standard Industrial Classification ("SIC") Industry Group Number as the Company (SIC 5943) and traded on the NASDAQ National Market or Small-Cap Market (the "Industry Index"). Such percentage change has been measured by dividing: (i) the sum of (A) the cumulative amount of dividends for the measurement period assuming dividend reinvestment and (B) the difference between the price per share at the end and at the beginning of the measurement period, by (ii) the price per share at the beginning of the measurement period. The price of each investment unit has been set at $100 on December 31, 1997 for purposes of preparing this graph. All share price information for the Common Stock has been retroactively adjusted to give effect to a three-for-two stock split which occurred on January 16, 1998.

     The Company's Common Stock has traded on the NASDAQ National Market under the symbol "PCTY" since its relisting in July, 2001. From July 1999 until its relisting on the NASDAQ National Market, the Common Stock was traded on the OTC Bulletin Board, an electronic quotation service for NASD Market Makers. From March 1996 until July 1999, the Company's Common Stock was traded on the NASDAQ National Market.
(PERFORMANCE GRAPH)

                                                 PARTY CITY CORPORATION          INDUSTRY INDEX            NASDAQ MARKET INDEX
                                                 ----------------------          --------------            -------------------
12/31/97                                                    100                         100                         100
12/31/98                                                  67.12                       84.35                      141.04
7/2/99                                                    17.87                       77.47                      171.46
6/30/00                                                   12.55                       29.21                      257.99
6/30/01                                                   26.29                       21.06                      142.87
6/30/02                                                   75.78                       33.44                       96.91
6/28/03                                                   48.81                       37.19                      107.77

2.  APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

     The Board recommends that the stockholders approve an amendment to the Fourth Article of the Company's Certificate of Incorporation, which will increase from 25,000,000 to 40,000,000 the number of shares of Common Stock that the Company may issue. The Board believes that it is in the best interests of the Company and its stockholders to have additional shares of Common Stock authorized that would be available for issuance for general corporate purposes, including raising capital to support business expansion, stock splits, stock dividends, acquisitions or other developments which might make the issuance of additional common stock desirable. If approval of an increase in the Company's authorized Common Stock is postponed until a specific need arises, the delay and expense incident to obtaining approval of the stockholders at that time could impair the Company's ability to meet its objectives. If an increase in the Company's authorized Common Stock is approved, no further action or approval by the stockholders would be necessary prior to the issuance of the additional shares unless applicable laws or regulations or the rules of any stock exchange on which the Company's securities may then be listed required such action or approval.

     As of October 17, 2003, there were 17,458,695 shares of Common Stock issued and outstanding and 5,379,200 options and warrants outstanding and reserved for issuance pursuant to all of the Company's stock option and purchase plans, leaving 2,162,105 authorized shares available for issuance. Currently, there are 747,012 treasury shares.

     The holders of any of the additional shares of Common Stock issued in the future would have the same rights and privileges as the holders of the shares of Common Stock currently authorized and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

     The Company does not now have any agreement, understanding, arrangement or commitment that would result in the issuance of any of the additional shares that would be authorized by the proposed amendment (other than pursuant to stock options), and no assurance can be given at this time that additional shares will, or as to the circumstances under which such shares might, in fact be issued. However, the increased authorized shares could be used to make a takeover attempt more difficult by using the shares to make a counter-offer for the shares of a bidder or by selling shares to dilute the voting power of the bidder. As of this date, the Board is unaware of any effort to accumulate the Company's shares or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

     The amendment authorizing the increase in the authorized shares of Common Stock will amend the Fourth Article of the Company's Certificate of Incorporation. If the amendment is approved, the text of the Fourth Article will read in its entirety as set forth below:

        "FOURTH: The total number of shares of stock which the corporation shall have authority to issue is 40,000,000, all of which have a par value of $0.01 each. All such shares are of one class and are shares of Common Stock."

     Approval of the proposal to amend the Certificate of Incorporation requires the affirmative vote of the majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote thereon.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 TO 40,000,000.

3.  APPROVAL OF AMENDMENT AND RESTATEMENT OF 1999 STOCK INCENTIVE PLAN

     On October 19, 1999, the Board adopted the Company's Incentive Plan, with respect to which 500,000 shares of Common Stock were reserved for issuance. At the Company's annual shareholder meeting on November 15, 1999, the Company's shareholders approved the Incentive Plan.

     On October 5, 2000, the Board approved an amendment and restatement of the Incentive Plan, increasing the number of shares of Common Stock reserved for issuance thereunder from 500,000 to 2,000,000. At the Company's annual shareholder meeting on November 15, 2000, the Company's shareholders approved the amended and restated Incentive Plan.

     A total of 2,000,000 shares are reserved for issuance under the 1999 Plan. There have been 1,986,000 options issued of which 107,043 have been exercised and 1,571,807 are outstanding. There have been cancellations of 307,150 options, therefore there are 321,150 options remaining to issue under the Incentive

Plan unless such plan is amended and restated to increase the number of shares for which options and other awards may be issued.

     On October 17, 2003, the Board approved an amendment and restatement of the Incentive Plan, increasing the number of shares of Common Stock reserved for issuance from 2,000,000 to 7,500,000. The Board of Directors also approved a corresponding increase in the limit of the number of shares of Common Stock subject to an option or stock appreciation right granted to a participant in any given year from 400,000 shares to 750,000 shares. The Company now seeks the approval of the shareholders for this amendment and restatement.

     The Company is seeking stockholder approval for this amendment and restatement of the Incentive Plan in order to comply with the requirements of Sections 162(m) and 422 of the Code. The following summary of the Incentive Plan is qualified in its entirety by express reference to the text of the Incentive Plan, a copy of which is attached here to as Exhibit 1. Under the Incentive Plan, options granted to purchase Common Stock may qualify as "incentive stock options" within the meaning of Section 422 of the Code ("ISOs") or may not so qualify ("NSOs") (collectively or individually, ISOs and NSOs may be referred to as "Options") restricted stock and other stock-based awards may also be granted under the Incentive Plan (together with Options, collectively or individually, "Awards").

PURPOSE AND ELIGIBILITY

     The purpose of the Incentive Plan is to promote the long-term financial success of the Company by enhancing the ability of the Company to attract, retain and reward individuals who can and do contribute to such success and to further align the interests of the Company's key personnel with its stockholders. Key employees, directors and consultants of the Company and its subsidiaries are eligible to receive Awards under, and participate in, the Incentive Plan. The number of individuals eligible to participate in the Incentive Plan is approximately 325.

ADMINISTRATION

     The Incentive Plan is administered by the Compensation Committee. The Compensation Committee, in its sole discretion, determines which individuals may participate in the Incentive Plan and the type, extent and terms of the Awards to be granted. In addition, the Compensation Committee interprets the Incentive Plan and makes all other determinations with respect to the administration of the Incentive Plan.

AWARDS

     The Incentive Plan provides for grants of Options, restricted stock and other stock-based awards as the Compensation Committee may from time to time deem appropriate, including, but not limited to, stock appreciation rights, limited stock appreciation rights, phantom stock awards, the bargain purchase of stock and stock bonuses. The terms and conditions of Awards granted under the Incentive Plan are set out in agreements between the Company and the individuals receiving such awards. Such terms and conditions include vesting conditions, exercise prices and the expiration dates for the Awards. The exercise price of the Options is determined by the Compensation Committee at the time of grant, but may not be less than the fair market value of the Common Stock on the date of grant. Options will vest and become exercisable within such period or periods (not to exceed 10 years) as determined by the Compensation Committee and set forth in the Option agreement. Unless otherwise set forth in the Option agreement, all Options expire on the earlier of (i) ten years after grant, (ii) three months after the Option holder's (A) qualified retirement, (B) termination of employment or service with the Company or a subsidiary due to complete and permanent disability, (C) termination of employment or service with the written approval of the Compensation Committee, (D) termination of employment or service by the Company without cause (each a "Normal Termination"), (iii) immediately upon the Option holder's termination of employment or service for cause, (iv) twelve months after the death of the Option holder while still employed or within three months of a Normal Termination, or (v) the expiration date set forth in the Option agreement. Unless otherwise set forth in the Option agreement, Options will vest and become exercisable only during the period of employment or service with the Company and its subsidiaries such that upon such termination of employment or service the unvested portion of any outstanding Option will expire. Options that have become exercisable may be exercised by delivery of written notice of exercise to the Compensation Committee accompanied by full payment of the Option exercise price and any applicable withholding. The Option exercise price may be paid in cash, by check approved by the Compensation Committee and/or delivery of shares of Common Stock having a value equal to the aggregate exercise price or, in the discretion of the Compensation Committee, either (i) in other property having a value equal to the aggregate exercise price, or (ii) through a brokered exercise.

     The Compensation Committee may permit an Option holder to voluntary surrender any NSO conditioned upon the granting of a new Option for the same or a different number of shares as the surrendered Option or require such voluntary surrender as a condition precedent to a grant of a new Option to such Option holder. Any new Option granted may have terms different from the surrendered Option.

     Grants of Restricted Stock vest in accordance with periods and conditions set by the Compensation Committee. Stock certificates in respect of Restricted Stock are generally not issued to the recipient at the time of grant; instead, such certificates are held by the Company during the restricted period. In addition, during the applicable restricted period, shares of Restricted Stock are subject to transfer restrictions and forfeiture in the event of termination of employment with the Company. The Compensation Committee may impose other conditions at the time the Award is granted.

     The Compensation Committee may also grant any other cash, stock or stock-related Awards to any eligible participant under the Incentive Plan that the Compensation Committee deems appropriate, including but not limited to, stock appreciation rights, limited stock appreciation rights, phantom stock awards, the bargain purchase of Common Stock and Common Stock bonuses. Any such Award will have such terms and conditions as the Compensation Committee, in its sole discretion, so determines.

ADJUSTMENTS FOR RECAPITALIZATION, MERGER, ETC. OF THE COMPANY

     Awards granted under the Plan and any agreements, the maximum number of shares of Common Stock subject to all such Awards and the maximum number of shares of Common Stock that may be granted to any one person during any year may be subject to adjustment or substitution, as determined by the Compensation Committee in its sole discretion, as to the number, price or kind of share of Common Stock or other consideration subject to such Awards or as otherwise determined by the Compensation Committee to be equitable (i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock dividends, stock splits, mergers, or other relevant changes in capitalization occurring after the date of grant of any such Award or
(ii) in the event of any changes in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants in the Incentive Plan, or (iii) upon the occurrence of any other event which otherwise warrants equitable adjustment. In the event of any such adjustments or substitution, the aggregate number of shares of Common Stock available under the Incentive Plan and the maximum number of shares of Common Stock that may be granted to any one person during any years shall be appropriately adjusted by the Compensation Committee. In addition, in the event of (i) the merger of the Company into or with another corporation, (ii) a sale of all or substantially all of the assets of the Company to another entity, or (iii) the reorganization or liquidation of the Company, the Compensation Committee may, upon 10 days notice to participants, cancel and cash out any or all outstanding Awards for their fair market value.

SHARES SUBJECT TO THE INCENTIVE PLAN

     As noted above, a maximum of 2,000,000 shares of Common Stock are available for issuance pursuant to the exercise of Options or other Awards under the Incentive Plan. To date, Options for 1,866,000 of these shares have already been granted. Under the amended and restated Incentive Plan, an additional 5,500,000 shares would be available for issuance, bringing the maximum number of shares available to 7,500,000 shares. As noted above, no more than 400,000 shares of Common Stock may be issued to any one person pursuant to awards of Options or stock appreciation rights during any one year. Under the amended and restated Incentive Plan, this share limitation has been increased to 750,000.

MARKET VALUE

     The closing price of the Common Stock on October 17, 2003 was $13.66 per share.

NONTRANSFERABILITY

     Except as otherwise determined by the Compensation Committee, a person's rights and interest under the Incentive Plan, including any amounts payable pursuant to an Award, may not be sold, assigned, donated or transferred or otherwise disposed of, mortgaged, pledged or encumbered except, in the event of a participant's death, to a designated beneficiary to the extent permitted by the Plan, or in the absence of such designation, by will or the laws of descent and distribution.

AMENDMENT AND TERMINATION

     The Board may at any time terminate the Incentive Plan. With the express written consent of an individual participant (subject to any other allowable adjustments under the Incentive Plan to outstanding Awards without the consent of any participant), the Board or the Compensation Committee may cancel or reduce or otherwise alter the outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Incentive Plan or potential payouts thereunder would not be in the best interest of the Company. The Board or the Compensation Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Incentive Plan in whole or in part, subject to any limitations set forth in the Incentive Plan.

FEDERAL TAX CONSEQUENCES

     The following is a brief discussion of the Federal income tax consequences of transactions with respect to Options under the Incentive Plan based on the Code, as in effect as of the date of this summary. This discussion is not intended to be exhaustive and does not describe any state or local tax consequences.

     ISOs. No taxable income is realized by the optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon the sale of such shares, any amount realized in excess of the Option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the Company for Federal income tax purposes.

     If the Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally, (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the Option price paid for such shares and (2) the Company will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the Company.

     If an ISO is exercised more than three months following termination of employment (subject to certain exceptions for disability or death), the exercise of the Option will generally be taxed as the exercise of a NSO, as described below.

     For the purposes of determining whether an optionee is subject to an alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a NSO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

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

     NSOs. With respect to NSOs: (1) no income is realized by the optionee at the time the Option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the excess, if any, of the fair market value of the shares on such date over the exercise price, and the Company is generally entitled to a tax deduction in the same amount, subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

SPECIAL RULES APPLICABLE TO CORPORATE INSIDERS

     As a result of the rules under Section 16(b) of the Exchange Act ("Section 16(b)"), and depending upon the particular exemption from the provisions of
Section 16(b) utilized, officers and directors of the Company and persons owning more than 10 percent of the outstanding shares of stock of the Company (together, "Insiders") may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of Options. Generally, Insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular Option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular Option.

NEW PLAN BENEFITS

     Because the grant of awards under the Incentive Plan is entirely within the discretion of the Compensation Committee, the Company cannot forecast the extent or nature of awards that will be granted in the future. Therefore, the Company has omitted the tabular disclosure of the benefits or amounts allocated under the Incentive Plan. Information with respect to compensation paid and other benefits, including Options granted in respect of the fiscal year ended June 28, 2003 to the Named Executive Officers is set forth in the Summary Compensation Table.

RECOMMENDATION AND VOTE

     Approval of the proposal to amend and restate the Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote thereon.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSAL TO AMEND AND RESTATE THE COMPANY'S 1999 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UPON EXERCISE OF OPTIONS AND OTHER AWARDS GRANTED THEREUNDER FROM 2,000,000 TO 7,500,000 AND INCREASE THE LIMIT OF THE NUMBER OF SHARES OF COMMON STOCK WHICH MAY BE SUBJECT TO OPTIONS OR STOCK APPRECIATION RIGHTS GRANTED TO A SINGLE PARTICIPANT IN ANY GIVEN YEAR FROM 400,000 TO 750,000.

OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          By:      /s/ JOSEPH J. ZEPF
                                            ------------------------------------
                                                       Joseph J. Zepf
                                                         Secretary

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

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

     This Audit Committee Charter (the "CHARTER") was adopted by the Board of Directors (the "BOARD") of Party City Corporation (the "COMPANY") on September 18, 2003.

PURPOSE

     The purpose of the Audit Committee (the "COMMITTEE") is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

     In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's Bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

     The Committee's responsibility is limited to oversight. Although the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosure are complete and accurate and are in accordance with generally accepted accounting principles ("GAAP") and applicable laws, rules and regulations. These are the responsibilities of management, the internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firm engaged to provide internal audit services) (the "INTERNAL AUDITOR") and the independent auditor.

     Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term "review" to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term "review" as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

MEMBERSHIP

     The Committee shall consist of three (3) or more members of the Board. The members shall be appointed by action of the Board and shall serve at the discretion of the Board. Each Committee member shall satisfy the independence requirements of The NASDAQ National Market System and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), including, without limitation, restrictions with respect to compensation; provided, however, that one director who (i) is not independent as defined in National Association of Securities Dealers, Inc. ("NASD") Rule 4200, (ii) meets the criteria set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder, (iii) does not own or control 20% or more of the issuer's voting securities (or such lower measurement as may be established by the SEC in rulemaking under Section 10A(m)(3) of the Act), and (iv) is not a current officer or employee or a Family Member (as defined in Proposed NASD Rule 4200(a)(14)) of such employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interest of the Company and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception (i) may only

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

serve on the Committee for no longer than two (2) years from the date of his or her appointment and (ii) may not serve as chair of the Committee.

     Each Committee member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Committee. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. At least one Committee member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Furthermore, at least one Committee member shall be, as determined by the Board in its business judgment, an "audit committee financial expert" within the definition adopted by the SEC or the Company shall disclose in its periodic reports required pursuant to the Exchange Act the reasons why at least one member of the Committee is not an "audit committee financial expert."

COMMITTEE ORGANIZATION AND PROCEDURES

     1. Unless a Chair is designated by the Board, the members of the Committee shall appoint a Chair of the Committee by majority vote. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Committee and, in consultation with the other members of the Committee, will set the agenda of items to be addressed at each meeting. The Chair of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting.

     2. Meetings of the Committee shall be held upon call by the Chairman of the Board or the Chair of the Committee in accordance with the notice provisions of the Company's Bylaws.

     3. The Committee shall meet at least once during each fiscal quarter, and more frequently as the Committee in its discretion deems desirable or advisable. Periodically the Committee shall meet separately with management, the internal auditor and with the independent auditor.

     4. A quorum of the Committee shall consist of a majority of the members of the Committee in office at the time of any meeting, and the vote of a majority of the members of the Committee present at the time of a vote, if a quorum is present at that time, shall be the act of the Committee. All non-management directors who are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote.

     5. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings consistent with the Bylaws of the Company, should the Committee, in its discretion, deem it desirable to do so. The Committee may form and delegate authority to subcommittees when appropriate, provided, however, that any such subcommittee must be comprised solely of members of the Committee.

     6. The Committee may, in its discretion, include in its meetings any non-management director, members of the Company's management, representatives of the independent auditor, the senior internal audit manager, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. The Committee should meet with the independent auditor or the senior internal audit manager in separate executive sessions to discuss any matters that the Committee believes should be addressed privately, without management's presence. The Committee should likewise meet privately with management, as it deems appropriate. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities, including, but not limited to, any non-management director that is not a member of the Committee.

     7. The Committee may, in its discretion, utilize the services of the Company's General Counsel or its regular outside corporate legal counsel with respect to legal matters or, at its discretion, retain (and determine funding for) other legal counsel if it determines that such counsel is necessary or appropriate under the circumstances. Furthermore, the Committee may, in its discretion, retain (and determine funding for) any other counsel, experts or advisors (accounting, financial or otherwise) as the Committee determines are necessary or appropriate under the circumstances.

     8. The Committee may, in its discretion, conduct or authorize investigations into any matters within the scope of its responsibilities and powers.

     9. The Chair of the Committee shall report to the Board following meetings of the Committee, and as otherwise requested by the Chairman of the Board, regarding the Committee's actions and recommendations, if any.

     10. The Committee shall maintain written minutes or other records of its meeting and activities. Minutes of each meeting of the Committee shall be distributed to each member of the Committee and other members of the Board. The Secretary of the Company shall retain the original signed minutes for permanent filing.

     11. This Charter shall be made available on the Company's website at www.partycity.com and to any stockholder who otherwise requests a copy. The Company's Annual Report to Stockholders shall state the foregoing. The Charter shall be included as an appendix to the Company's proxy statement with respect to the election of Directors at least every three years.

POWERS AND RESPONSIBILITIES

  INDEPENDENT AUDITOR

     12. Appointment and Oversight. The independent auditor of the Company shall be ultimately accountable to the Committee in connection with the audit of the Company's annual financial statements and related services. The Committee shall be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management of the Company and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee. In addition, the Committee shall review the experience and qualifications of the independent auditor's senior personnel that are providing audit services to the Company.

     13. Approval of Funding. The Committee shall determine, and the Company shall provide for, appropriate funding for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any counsel, experts and advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     14. Pre-Approval of Services. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company's engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee's responsibilities under the Exchange Act to the Company's management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

     15. Independence of Independent Auditor. The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor's senior personnel that are providing audit services to the Company. In conducting its review:

          (i) The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm's internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

          (ii) The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor's report to satisfy itself of the auditor's independence.

          (iii) The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

          (iv) The Committee shall consider whether the Company should adopt a rotation of the annual audit among independent auditing firms.

          (v) The Committee shall, if applicable, consider whether the independent auditor's provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

  ANNUAL AND QUARTERLY FINANCIAL STATEMENTS

     16.  Meetings with Management, Independent Auditor and Internal Auditor.

     (i) The Committee shall meet with the independent auditor, management of the Company and the internal auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

     (ii) The Committee shall review and discuss with management and the independent auditor: (a) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative GAAP methods on the Company's financial statements; and (c) the effect on the Company's financial statements of regulatory and accounting initiatives, as well as off-balance sheet structures or other material financial arrangements of the Company that do not appear on the financial statements of the Company.

     (iii) The Committee shall review and discuss the annual audited financial statements and the quarterly unaudited financial statements with the management of the Company and the independent auditor, including management's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     17.  Separate Meetings with Independent Auditor.

     (i) The Committee shall discuss with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including, without limitation, any restrictions on the scope of activities or access to required information or any significant disagreements with management and management's responses to such matters. Among the items that the Committee should consider reviewing with the independent auditor are: (a) any accounting adjustments that were noted or proposed by the independent auditor but were "passed" (as immaterial or otherwise); (b) any communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement; and (c) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

     (ii) The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as then in effect including, among others, (a) the methods used to account for any significant unusual transactions reflected in the audited financial statements; (b) the effect of significant accounting policies in any controversial or emerging areas for which there is a lack of authoritative guidance or a consensus; (c) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent auditor's conclusions regarding the reasonableness of those estimates; and (d) any disagreements with management over the application of accounting principles, the basis for management's accounting estimates or the disclosures in the financial statements.

     18. Recommendations to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions in paragraphs 16(iii) and 17(ii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence in paragraph 15(ii) above, determine whether to recommend to the Board that the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

  INTERNAL CONTROLS

     19. The Committee shall discuss with the independent auditor and the senior internal audit manager, at least annually, the adequacy and effectiveness of the accounting and financial controls of the Company, and consider any recommendations for improvement of such internal control procedures.

     20. The Committee shall discuss with the independent auditor and with management any management letter or schedule of unadjusted differences provided to or by the independent auditor and any other significant matters brought to the attention of the Committee by the independent auditor as a result of its annual audit. The Committee should allow management adequate time to consider any such matters raised by the independent auditor.

  INTERNAL AUDIT

     21. Appointment and Review. The Committee shall review the appointment and replacement of the senior internal audit manager, as well as the performance of the internal audit group. In addition, the Committee shall review, based upon the recommendation of the independent auditor and the senior internal audit manager, the scope and plan of the work to be done by the internal audit group.

     22.  Separate Meetings with Internal Auditor.

     (i) The Committee shall meet periodically with the Company's internal auditor to discuss the responsibilities, budget and staffing of the Company's internal audit function and any issues that the internal auditor believes warrant audit committee attention. The Committee shall discuss with the internal auditor any significant reports to management prepared by the internal auditor and any responses from management.

     (ii) The Committee shall, at its discretion, meet with the senior internal audit manager to discuss any reports prepared by him or her and any responses from management or any other matters brought to the attention of the Committee by the senior internal audit manager.

     23. Reports. Management shall furnish to the Committee a copy of each audit report prepared by the senior internal audit manager of the Company.

     24. Access. The senior internal audit manager and the other personnel performing the Company's internal audit function shall be granted unfettered access to the Committee.

  OTHER RESPONSIBILITIES

     25. The Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Committee.

     26. The Committee shall discuss with the independent auditor and, as the Committee shall determine in its sole discretion, management (i) all accounting policies and practices that the independent auditor identifies as critical, (ii) all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, and the ramifications of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, (iii) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor's engagement letter, independent auditor's independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any, and (iv) any changes in the accounting policies and practices of the Company or any changes (or initiatives or proposals to change) of any accounting or financial reporting rules that could reasonably be expected to have a material impact on the Company's financial statements.

     27. The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditor, the performance of the Company's internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

     28. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

     29. The Committee shall review and discuss with management and the independent auditor the Company's earnings press releases, with particular focus on the use of "pro forma", or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee's discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

     30. The Committee shall discuss with management and the independent auditor all correspondence from or with regulators or governmental agencies, any employee complaints and any published reports that raise material issues regarding the Company's financial statements, financial reporting process, accounting policies or internal audit function.

     31. The Committee shall review and reassess the Committee's Charter at least annually and submit any recommended changes to the Board for its consideration.

     32. The Committee shall provide the report for inclusion in the Company's Annual Proxy Statement required by Item 306 of Regulation S-K of the SEC.

     33. The Committee shall set clear hiring policies for employees or former employees of the Company's independent auditor.

     34. The Committee shall discuss with management the status of pending litigation, taxation matters and other legal and compliance matters as may be appropriate.

     35. The Committee shall discuss with management the Company's policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company's significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

     36. The Committee shall discuss with the Company's General Counsel and, if appropriate, outside counsel, legal matters brought to the Committee's attention that could reasonably be expected to have a material impact on the Company's financial statements.

     37. The Committee shall request assurances from management, the Company's senior internal audit manager and the independent auditor that the Company's subsidiaries are in conformity with applicable material legal requirements, including disclosure of insider and affiliated party transactions.

     38. The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee's compliance with this Charter.

                                                                      APPENDIX B

                         COMPENSATION COMMITTEE CHARTER

     This Compensation Committee Charter (the "CHARTER") was adopted by the Board of Directors (the "BOARD") of Party City Corporation (the "COMPANY") on September 18, 2003.

PURPOSE

     The Compensation Committee (the "COMMITTEE") of the Board shall provide assistance to the Board in fulfilling its responsibilities by (1) designing (in consultation with management or the Board), recommending to the Board for approval and evaluating the compensation plans, policies and programs of the Company, especially those regarding executive compensation, and (2) producing an annual report on executive compensation for inclusion in the Company's proxy statement as may be required by rules and regulations of the Securities and Exchange Commission (the "SEC"). The Committee shall ensure that compensation programs are designed to encourage high performance, promote accountability and assure that employee interests are aligned with the interests of the Company's shareholders.

     In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's Bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

MEMBERSHIP

     The Committee shall be comprised of at least three (3) directors as determined by the Board, none of whom shall be an employee of the Company and each of whom shall qualify as independent under the requirements of the NASDAQ National Market System (the "NNMS"), the Sarbanes-Oxley Act of 2002 (the "SOX") and applicable rules and regulations promulgated by the SEC thereunder; provided, however, that one director who is not independent as defined by National Association of Securities Dealers, Inc. ("NASD") Rule 4200 and is not a current officer or employee or a Family Member (as defined in Proposed NASD Rule 4200(a)(14)) of such person, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such director's membership on the Committee is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual meeting proxy statement subsequent to such determination, the nature of the relationship and the reasons behind for the determination. A director appointed under this exception may serve on the Committee for no longer than two (2) years from the date of his or her appointment.

     In addition, notwithstanding the foregoing, each member of the Committee must be (i) a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and (ii) an "outside director" under the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "CODE").

     The Board, after consultation with the General Counsel of the Company, shall (i) confirm before the proposed appointee can begin his or her official duties on the Committee and (ii) review and confirm each year thereafter, that a proposed appointee is independent under the requirements of the NNMS, SOX and the applicable rules and regulations promulgated by the SEC thereunder, eligible under Federal and state tax and securities laws and that no interlocks are present on the Committee as a result of such appointments or committee membership. Members of the Committee must, in the business judgment of the Board, have a

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

combination of business and people management experience that would be valuable in providing direction to the Board on matters related to compensation for non-employee directors and for the chief executive officer of the Company (the "CEO") and the president of the Company (the "PRESIDENT") and advising the Board and the CEO on executive compensation matters.

COMMITTEE ORGANIZATION AND PROCEDURES

     The members of the Committee, including the Chair of the Committee, shall be appointed annually by the Board. Committee members may be removed, with or without cause, by the Board.

     Unless a Chair is designated by the Board, the members of the Committee shall appoint a Chair of the Committee by majority vote. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Committee and, in consultation with the Chairman of the Board or the other members of the Committee, as applicable, will set the agenda of items to be addressed at each meeting. The Chair of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting.

     Meetings of the Committee shall be held upon call by the Chairman of the Board or the Chair of the Committee in accordance with the notice provisions of the Company's Bylaws.

     The Committee shall meet at least two times in each fiscal year and on such other occasions as the members of the Committee shall from time to time determine in its discretion.

     A quorum of the Committee shall consist of a majority of the members of the Committee in office at the time of any meeting, and the vote of a majority of the members of the Committee present at the time of a vote, if a quorum is present at that time, shall be the act of the Committee.

     The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings consistent with the Bylaws of the Company should the Committee, in its discretion, deem it desirable to do so. The Committee may, in compliance with this Charter, form and delegate authority to subcommittees when appropriate, provided, however, that any such subcommittee must be comprised solely of members of the Committee and be consistent with the Company's Certificate of Incorporation, Bylaws, code of conduct and applicable law and the requirements of NNMS.

     The Committee, may in its discretion, include in meetings of the Committee employees from the Company's legal, tax and accounting departments and by such other members of the management of the Company as the Committee deems necessary or appropriate. The Chairman of the Board, the President, the CEO and the chief financial officer may attend any and all meetings of the Committee, except for portions of the meetings where his, her or their presence would be inappropriate, as determined by the Chair of the Committee. All non-management directors who are not members of the Committee may attend meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

     In discharging its responsibilities, the Committee shall have the sole authority to, as it deems appropriate, select, retain and/or replace, as needed, compensation and benefits consultants, accountants, attorneys and other outside consultants to provide independent advice to the Committee. In that connection, in the event the Committee retains such a consultant, the Committee shall have the sole authority to approve such consultant's fees and other retention terms.

     The Chair of the Committee shall report to the Board following meetings of the Committee, and shall report to the Board as otherwise requested by the Chairman of the Board, regarding the Committee's actions and recommendations, if any.

     The Committee shall maintain written minutes or other records of its meeting and activities. Minutes of each meeting of the Committee shall be distributed to each member of the Committee and other members of the Board. The Secretary of the Company shall retain the original signed minutes for permanent filing.

     This Charter shall be made available on the Company's website at www.partycity.com and to any stockholder who otherwise requests a copy. The Company's Annual Report to Stockholders shall state the foregoing.

RESPONSIBILITIES

     To fulfill its duties and responsibilities, the Committee shall be responsible for:

     - reviewing and approving corporate goals and objectives relating to the compensation of the CEO, evaluating the performance of the CEO in light of the goals and objectives and establishing the compensation of the CEO based on such evaluation;

     - reviewing and approving all compensation for all other executive officers, directors and all other employees of the Company having a base salary greater than or equal to $150,000;

     - reviewing and approving all executive officers' employment agreements and severance agreements;

     - managing and reviewing employee benefit plans;

     - discussing and approving for recommendation to the Board:

      i.    bonus plans and targets thereunder;

      ii. individual bonus payments to be paid to the CEO and all other executive officers;

      iii. the aggregate compensation to be paid as bonuses to all other employees;

      iv. all individual grants under the Company's Amended and Restated 1994 Stock Option Plan (the "1994 PLAN") and the Company's Amended and Restated 1999 Stock Incentive Plan (the "1999 PLAN") and any successor or additional plans;

      v. subject to shareholder approval as required, all material changes under the 1994 Plan or the 1999 Plan and the creation of, and all material changes to, any successor or new stock option or incentive plan(s); inducement grants to new employees under stock option plans;

      vi. subject to shareholder approval as required, the creation of, and all material changes in, qualified, non-discriminatory and parallel unqualified employee pension and benefit plans, including, but not limited to, the Company's Management Stock Purchase Plan and the Company's Employee Stock Purchase Plan, and any plan meeting the requirements of Section 401(a) or 423 of the Code;

      vii. Company policies relating to, and all material grants of, perquisite benefits provided to the CEO, the Chairman of the Board and other executive officers; and

      viii.  the repurchase of securities from terminated employees.

     - discussing proposals submitted by the Chairman of the Board to the Committee pertaining to compensation for directors for services on the Board and its committees prior to the Chairman of the Board's presentation to the Board seeking Board approval;

     - managing and examining:

      i.   executive officer and director indemnification and insurance matters;
           and

      ii. employee and director loans (to the extent permissible under the requirements of the NNMS, SOX and the applicable rules and regulations promulgated by the SEC thereunder).

     - determining the Company's policy with respect to the application of
       Section 162(m) of the Code;

     - determining the Company's policy with respect to change of control or "parachute" payments;

     - preparing and approving the Report of the Compensation Committee to be included as part of the Company's annual proxy statement (the "PROXY STATEMENT REPORT");

     - taking such other actions as are appropriate or required for a duly constituted compensation committee under the requirements of the NNMS, SOX and the applicable rules and regulations promulgated by the SEC thereunder.

     The Committee's responsibility for managing and reviewing employee benefit plans includes, without limitation, an annual review of the plan, assumptions thereunder, the setting of performance targets when appropriate and recommending to the Board for approval any and all changes, including termination of compensation plans when appropriate.

     All annual plan reviews shall include reviewing the plan's administrative costs, reviewing current plan features relative to any proposed new features and assessing the performance of the plan's internal and external administrators.

RESOLUTIONS AND WRITTEN CONSENTS

     All proposed resolutions shall be prepared by the legal department in consultation with the tax and accounting departments and discussed and voted upon at the meetings or adopted by unanimous written consent.

     All adopted compensation plans or changes to existing plans, whether for executives, directors or other personnel, shall be detailed and attached to the minutes of the appropriate meeting. This includes, without limitation, any grants of options or permissible loans made outside of any official Company plan.

     When planning to establish, modify or certify performance targets under bonus plans for senior executives, grant any and all forms of equity compensation, modify or rescind any option, stock or restricted stock grants, or, when permissible, make, modify or rescind loans to employees or directors, the Committee may consult the Company's legal, tax and accounting departments and outside consultants and advisors as it shall deem necessary, appropriate or desirable.

DELEGATION OF DUTIES

     In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee. All proposed delegations must be adopted by a resolution of the Committee and reviewed for compliance with the relevant plan and Delaware corporate law by the Company's legal, tax and accounting departments before such delegations are voted upon at meetings. The resolution shall specify which duties are being delegated, to whom the duties are delegated and which oversight powers the Committee retains.

     The Committee shall not delegate to a subcommittee (the "SUBCOMMITTEE") of fewer than two people any matters that involve executive compensation or any matters where it has determined such compensation is intended to comply with
Section 162(m) of the Code ("SECTION 162(m)").

     The Subcommittee shall, without further delegation:

     - set and commit to writing any and all performance targets for all executive officers within the first ninety (90) days of the performance period to which such target relates or, if shorter, within the period provided by Section 162(m) in order for such target to be "pre-established" within the meaning of Section 162(m);

     - certify that any and all performance targets used for relevant performance based equity compensation plans have been met before payment of any executive bonus or compensation or exercise of any executive award granted under any such plan(s);

     - approve all amendments to all equity based compensation plans;

     - grant any awards under the relevant performance based equity compensation plans to executive officers or current employees with the potential to become the CEO or an executive officer;

     - approve which persons are entitled to awards under the 1994 Plan, the 1999 Plan and any other Company stock option plan(s); and

     - approve CEO compensation.

     In addition, the Subcommittee shall take appropriate steps to provide for shareholder approval of the performance goals used to set the performance targets in the relevant performance based bonus, equity or other compensation plans to the extent required, and in the manner provided, by Section 162(m) and the treasury regulations promulgated thereunder (which generally requires such approval at least every five (5) years or earlier if such criteria are otherwise amended).

OTHER RESPONSIBILITIES

     The Committee shall evaluate its performance on an annual basis, including its compliance with this Charter, and provide all written material with respect to such evaluation to the Board, including any recommendations for changes in procedures or policies governing the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

     The Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

                                                                       EXHIBIT 1

                             PARTY CITY CORPORATION

                           1999 STOCK INCENTIVE PLAN
                 (AMENDED AND RESTATED AS OF OCTOBER 17, 2003)

1.  PURPOSE

     The purpose of the Plan is to provide a means through which the Company and its Subsidiaries may attract highly qualified persons to become and remain directors of the Company and enter and remain in the employ of the Company and its Subsidiaries and to provide a means whereby employees, directors and consultants of the Company and its Subsidiaries can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and promoting an identity of interest between stockholders and these employees, directors and consultants. The Plan is intended to operate in compliance with the provisions of Rule 16b-3 of the General Rules and Regulations of the Exchange Act.

     So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, and other Stock-based Awards, or any combination of the foregoing.

2.  DEFINITIONS

     The following definitions shall be applicable throughout the Plan.

          (a) "Affiliate" of any individual or entity means an individual or entity that is directly or indirectly through one or more intermediaries controlled by or under common control with the individual or entity specified.

          (b) "Award" means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, or other Stock-based Award.

          (c) "Board" means the Board of Directors of Party City Corporation.

          (d) "Cause" means the Company or a Subsidiary having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary. In the absence of any such an employment, consulting or other agreement, a Participant shall be deemed to have been terminated for Cause if the Committee determines that his termination of employment with the Company or a Subsidiary is on account of (A) incompetence, fraud, personal dishonesty, embezzlement, defalcation or acts of gross negligence or gross misconduct on the part of Participant in the course of his employment or services, (B) a material breach of Participant's fiduciary duty of loyalty to the Company or a Subsidiary, (C) a Participant's engagement in conduct that is materially injurious to the Company or a Subsidiary, (D) a Participant's conviction by a court of competent jurisdiction of, or pleading "guilty" or "no contest" to, (x) a felony, or (y) any other criminal charge (other than minor traffic violations) which could reasonably be expected to have a material adverse impact on Company's or a Subsidiary's reputation and standing in the community; (E) public or consistent drunkenness by a Participant or his illegal use of narcotics which is, or could reasonably be expected to become, materially injurious to the reputation or business of the Company or a Subsidiary or which impairs, or could reasonably be expected to impair, the performance of a Participant's duties to the Company or a Subsidiary; or (F) willful failure by a Participant to follow the lawful directions of a superior officer or the Board, representing disloyalty to the goals of the Company or a Subsidiary.

          (e) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

          (f) "Committee" means the Compensation Committee of the Board or such other committee of at least two people as the Board may appoint to administer the Plan; provided, however, that each member of the Committee is a Disinterested Person.

          (g) "Common Stock" means the common stock par value $0.01 per share, of Party City Corporation.

          (h) "Company" means Party City Corporation.

          (i) "Date of Grant" means the date on which the granting of an Award is authorized or such other date as may be specified in such authorization.

          (j) "Disability", with respect to any particular Participant, means disability as defined in such Participant's employment, consulting or other relevant agreement with the Company or a Subsidiary or, in the absence of any such agreement, disability as defined in the long-term disability plan of the Company or a Subsidiary, as may be applicable to the Participant in question, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced or, if the Participant was retired when such disability commenced, the inability to engage in any substantial gainful activity, in either case as determined by the Committee based upon medical evidence acceptable to it.

          (k) "Disinterested Person" means a person who is (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

          (l) "Eligible Person" means any (i) person regularly employed by the Company or a Subsidiary; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto;
     (ii) director of the Company or a Subsidiary; or (iii) consultant to the Company or a Subsidiary.

          (m) "Exchange Act" means the Securities Exchange Act of 1934.

          (n) "Fair Market Value" on a given date means the closing price on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported.

          (o) "Holder" means a Participant who has been granted an Award.

          (p) "Incentive Stock Option" means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an Incentive Stock Option pursuant to Section 422 of the Code.

          (q) "Nonqualified Stock Option" means an Option granted under the Plan which is not designated as an Incentive Stock Option.

          (r) "Normal Termination" means termination of employment or service with the Company and all Subsidiaries:

             (i) Upon retirement pursuant to the retirement plan of the Company or a Subsidiary, as may be applicable at the time to the Participant in question;

             (ii) On account of Disability;

             (iii) With the written approval of the Committee; or

             (iv) By the Company or a Subsidiary without Cause.

          (s) "Option" means an Award granted under Section 7 of the Plan.

          (t) "Option Period" means the period described in Section 7(c).

          (u) "Option Price" means the exercise price set for an Option described in Section 7(a).

          (v) "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award.

          (w) "Plan" means the Company's 1999 Stock Incentive Plan.

          (x) "Restricted Period" means, with respect to any share of Restricted Stock, the period of time determined by the Committee during which such Award is subject to the restrictions set forth in Section 8.

          (y) "Restricted Stock" means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in
     Section 8.

          (z) "Restricted Stock Award" means an Award of Restricted Stock granted under Section 8 of the Plan.

          (aa) "Securities Act" means the Securities Act of 1933, as amended.

          (bb) "Stock" means the Common Stock or such other authorized shares of stock of the Company as from time to time may be authorized for use under the Plan.

          (cc) "Stock Option Agreement" means the agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties as required in
     Section 7(d).

          (dd) "Subsidiary" means any subsidiary of the Company as defined in
     Section 424(f) of the Code.

3.  EFFECTIVE DATE, DURATION AND SHAREHOLDER APPROVAL

     The Plan is effective as of October 19, 1999, the date on which the Plan was adopted by the Board.

     The expiration date of the Plan, after which no Awards may be granted hereunder, shall be October 19, 2009; provided, however, that the administration of the Plan shall continue in effect until all matters relating to the payment of Awards previously granted have been settled.

4.  ADMINISTRATION

     The Committee shall administer the Plan. Unless otherwise determined by the Board, each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be a Disinterested Person. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

     Subject to the provisions of the Plan, the Committee shall have exclusive power to:

          (a) Select the Eligible Persons to participate in the Plan;

          (b) Determine the nature and extent of the Awards to be made to each Eligible Person;

          (c) Determine the time or times when Awards will be made to Eligible Persons;

          (d) Determine the duration of each Option Period and Restricted
     Period;

          (e) Determine the conditions to which the payment of Awards may be subject;

          (f) Prescribe the form of Stock Option Agreement or other form or forms evidencing Awards; and

          (g) Cause records to be established in which there shall be entered, from time to time as Awards are made to Participants, the date of each Award, the number of Incentive Stock Options, Nonqualified Stock Options, shares of Restricted Stock and other Stock-based Awards granted by the Committee to each Participant, the expiration date, the Option Period and the duration of any applicable Restricted Period.

     The Committee shall have the authority to interpret the Plan and, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

5.  GRANT OF AWARDS; SHARES SUBJECT TO THE PLAN

     The Committee may, from time to time, grant Awards of Options, Restricted Stock and other Stock-based Awards to one or more Eligible Persons; provided, however, that:

     (a) Subject to Section 11, the maximum aggregate number of shares of Stock available for issuance or distribution pursuant to Awards under the Plan is 7,500,000;

     (b) Except as set forth in Section 5(d), such shares shall be deemed to have been used in payment of Awards only to the extent they are actually delivered and not where the Fair Market Value equivalent of such shares for a Stock-based Award is paid in cash. In the event any Award shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Awards under the Plan;

     (c) Stock delivered by the Company in settlement of Awards under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase; and

     (d) No Participant may receive Options or stock appreciation rights under the Plan with respect to more than 750,000 shares of Stock in any one year. For this purpose, such shares shall be deemed to have been used in payment of Awards whether they are actually delivered or where the Fair Market Value equivalent of such shares for a stock appreciation right is paid in cash.

6.  ELIGIBILITY

     Participation shall be limited to Eligible Persons who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.  DISCRETIONARY GRANT OF STOCK OPTIONS

     The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; provided, however, that no Incentive Stock Options shall be granted to any Eligible Person who is not an employee of the Company. Each Option so granted shall be subject to the following conditions, or to such other conditions as may be reflected in the applicable Stock Option Agreement.

          (a) Option price. The exercise price ("Option Price") per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than the Fair Market Value of a share of Stock at the Date of Grant.

          (b) Manner of exercise and form of payment. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price may be payable in cash, by bank check (acceptable to the Committee) and/or shares of Stock (valued at the Fair Market Value at the time the Option is exercised), having in the aggregate a value equal to the aggregate Option Price or, in the discretion of the Committee, either (i) in other property having a fair market value on the date of exercise equal to the aggregate Option Price, or (ii) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the aggregate Option Price.

          (c) Option Period and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the "Option Period"); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may in its sole discretion accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to exercisability. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed or rendering services to the Company or its Subsidiaries and all vesting shall cease upon a Holder's termination of employment or services for any reason. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires. Unless otherwise stated in the applicable Option Agreement, the Option shall expire earlier than the end of the Option Period in the following circumstances:

             (i) If prior to the end of the Option Period, the Holder shall undergo a Normal Termination, the Option shall expire on the earlier of the last day of the Option Period or the date that is three months after the date of such Normal Termination. In such event, the Option shall remain exercisable by the Holder until its expiration, but only to the extent the Option was vested and exercisable at the time of such Normal Termination.

             (ii) If the Holder dies prior to the end of the Option Period and While still in the employ or service of the Company or a Subsidiary, or within three months of Normal Termination, the Option shall expire on the earlier of the last day of the Option Period or the date that is twelve months after the date of death of the Holder. In such event, the Option shall remain exercisable by the person or persons to whom the Holder's rights under the Option pass by will or the applicable laws of descent and distribution until its expiration, but only to the extent the Option was vested and exercisable by the Holder at the time of death.

             (iii) If the Holder ceases employment or service with the Company and all Subsidiaries for reasons other than Normal Termination or death, the Option shall expire immediately upon such cessation of employment or service.

          (d) Stock Option Agreement -- Other Terms and Conditions. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement, which shall contain such provisions as may be determined by the Committee and, except as may be specifically stated otherwise in such Stock Option Agreement, which shall be subject to the following terms and conditions:

             (i) Each Option issued pursuant to this Section 7 or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

             (ii) Each share of Stock purchased through the exercise of an Option issued pursuant to this Section 7 shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Holder purchases the share or when the Option expires.

             (iii) Options issued pursuant to this Section 7 shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by him; provided, however, that the Committee may at any time upon the request of a Holder allow for the transfer of any Option, subject to such conditions or limitations as it may establish.

             (iv) Each Option issued pursuant to this Section 7 shall vest and become exercisable by the Holder in accordance with the vesting schedule established by the Committee and set forth in the Stock Option Agreement.

             (v) Each Stock Option Agreement may contain a provision that, upon demand by the Committee for such a representation, the Holder shall deliver to the Committee at the time of any exercise of an Option issued pursuant to this Section 7 a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option issued pursuant to this Section 7 shall be a condition precedent to the right of the Holder or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

             (vi) Each Incentive Stock Option Agreement shall contain a provision requiring the Holder to notify the Company in writing immediately after the Holder makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the Date of Grant of the Incentive Stock Option or (b) one year after the date the Holder acquired the Stock by exercising the Incentive Stock Option.

          (e) Incentive Stock Option Grants to 10%
     Stockholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Holder who owns stock representing more than 10% of the voting power of all classes of stock of the Company or of a Subsidiary, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110% of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

          (f) $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

          (g) Voluntary Surrender. The Committee may permit the voluntary surrender of all or any portion of any Nonqualified Stock Option issued pursuant to this Section 7 to be conditioned upon the granting to the Holder of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

8.  RESTRICTED STOCK AWARDS

     (a) Award of Restricted Stock.

     (i) The Committee shall have the authority (1) to grant Restricted Stock,
(2) to issue or transfer Restricted Stock to Eligible Persons, and (3) to establish terms, conditions and restrictions applicable to such Restricted Stock, including the Restricted Period, which may differ with respect to each grantee, the time or times at which Restricted Stock shall be granted or become vested and the number of shares to be covered by each grant.

     (ii) The Holder of a Restricted Stock Award shall execute and deliver to the Company an Award agreement with respect to the Restricted Stock setting forth the restrictions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held in escrow rather than delivered to the Holder pending the release of the applicable restrictions, the Holder additionally shall execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, and (ii) the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements. If a Holder shall fail to execute a Restricted Stock agreement and, if applicable, an escrow agreement and stock powers, the Award shall be null and void. Subject to the restrictions set forth in Section 8(b), the Holder shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash dividends and stock dividends, if any, with respect to the Restricted

Stock may be either currently paid to the Holder or withheld by the Company for the Holder's account. Unless otherwise determined by the Committee no interest will accrue or be paid on the amount of any cash dividends withheld. Unless otherwise determined by the Committee, cash dividends or stock dividends so withheld by the Committee shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which they relate.

     (iii) Upon the Award of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Holder to be issued and, if it so determines, deposited together with the stock powers with an escrow agent designated by the Committee. If an escrow arrangement is used, the Committee shall cause the escrow agent to issue to the Holder a receipt evidencing any stock certificate held by it registered in the name of the Holder.

     (b) Restrictions.

     (i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award agreement: (1) if an escrow arrangement is used, the Holder shall not be entitled to delivery of the stock certificate; (2) the shares shall be subject to the restrictions on transferability set forth in the Award agreement; (3) the shares shall be subject to forfeiture to the extent provided in Section 8(d) and the Award Agreement and, to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Holder to such shares and as a shareholder shall terminate without further obligation on the part of the Company.

     (ii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

     (c) Restricted Period. The Restricted Period of Restricted Stock shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock indicated in a schedule established by the Committee and set forth in a written Award agreement.

     (d) Forfeiture Provisions. Except to the extent determined by the Committee and reflected in the underlying Award agreement, in the event a Holder terminates employment with the Company and all Subsidiaries during a Restricted Period, that portion of the Award with respect to which restrictions have not expired ("Non-Vested Portion") shall be treated as follows.

          (i) Upon the voluntary resignation of a Participant or discharge by the Company or a Subsidiary for Cause, the Non-Vested Portion of the Award shall be completely forfeited.

          (ii) Upon Normal Termination, the Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and shall be received as soon as practicable following termination.

          (iii) Upon death, the Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and paid to the Participant's beneficiary as soon as practicable following death.

     (e) Delivery of Restricted Stock. Upon the expiration of the Restricted Period with respect to any shares of Stock covered by a Restricted Stock Award, the restrictions set forth in Section 8(b) and the Award agreement shall be of no further force or effect with respect to shares of Restricted Stock which have not then been forfeited. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Holder, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Holder's account with respect to such Restricted Stock and the interest thereon, if any.

     (f) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the end of the Restricted Period with respect to such Stock:

        "Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated
        as of   , between Party City Corporation and   . A copy of such
        Agreement is on file at the offices of Party City Corporation."

Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

9.  OTHER STOCK-BASED AWARDS

     The Committee may grant any other cash, stock or stock-related Awards to any eligible individual under this Plan that the Committee deems appropriate, including, but not limited to, stock appreciation rights, limited stock appreciation rights, phantom stock Awards, the bargain purchase of Stock and Stock bonuses. Any such benefits and any related agreements shall contain such terms and conditions as the Committee deems appropriate. Such Awards and agreements need not be identical. With respect to any benefit under which shares of Stock are or may in the future be issued for consideration other than prior services, the amount of such consideration shall not be less than the amount (such as the par value of such shares) required to be received by the Company in order to comply with applicable state law.

10.  GENERAL

     (a) Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award agreement.

     (b) Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

     (c) Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     (d) Tax Withholding. Notwithstanding any other provision of the Plan, the Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards cash and/or Stock, valued at Fair Market Value on the date of payment, in an amount necessary to satisfy all Federal, state or local taxes as required by law to be withheld with respect to such Awards and, in the case of Awards paid in Stock, the Holder or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate, prior to delivery of such Stock, the amount of any such taxes which the Company or Subsidiary is required to withhold, if any, with respect to such Stock. Subject in particular cases to the disapproval of the Committee, the Company may accept shares of Stock of equivalent Fair Market Value in payment of such withholding tax obligations if the Holder of the Award elects to make payment in such manner.

     (e) Claim to Awards and Employment Rights. No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or a Subsidiary.

     (f) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the rights or amounts payable with respect to an Award due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

     (g) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

     (h) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     (i) Governing law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

     (j) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

     (k) Nontransferability. A person's rights and interest under the Plan, including amounts payable, may not be sold, assigned, donated, or transferred or otherwise disposed of, mortgaged, pledged or encumbered except, in the event of a Holder's death, to a designated beneficiary to the extent permitted by the Plan, or in the absence of such designation, by will or the laws of descent and distribution; provided, however, the Committee may, in its sole discretion, allow for transfer of Awards other than Incentive Stock Options to other persons or entities, subject to such conditions or limitations as it may establish.

     (l) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself.

     (m) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

     (n) Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

     (o) Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

     (p) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

     (q) Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or vice versa shall not be deemed to have terminated employment or service with the Company or a Subsidiary.

11.  CHANGES IN CAPITAL STRUCTURE

     Awards granted under the Plan and any agreements evidencing such Awards, the maximum number of shares of Stock subject to all Awards under the Plan and the maximum number of shares of Stock with respect to which any one person may be granted Options or stock appreciation rights during any year may be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or (iii) for any other reason which the Committee, in its sole discretion, determines otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Award. With respect to Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code, such adjustments or substitutions shall, unless otherwise determined by the Committee in its sole discretion, be made only to the extent that the Committee determines that such adjustments or substitutions may be made without a loss of deductibility for such Awards under Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

     Notwithstanding the above, in the event of (i) a merger or consolidation such that after such merger or consolidation the Company is not the surviving entity or the ultimate parent of the surviving entity, (ii) the sale of all or substantially all of the assets of the Company, or (iii) the reorganization or liquidation of the Company, the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and pay to the Holders thereof, in cash or Stock, the value of such Awards based upon the price per share of Stock received or to be received by other shareholders of the Company in the event.

12.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholder of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

13.  AMENDMENTS AND TERMINATION

     The Board may at any time terminate the Plan. Subject to Section 11, with the express written consent of an individual Participant, the Board or the Committee may cancel or reduce or otherwise alter outstanding Awards if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board or the Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; provided, however, that without further stockholder approval neither the Board nor the Committee shall make any amendment to the Plan which would:

          (a) Materially increase the maximum aggregate number of shares of Stock which may be issued or distributed pursuant to Awards, except as provided in Section 11;

          (b) Extend the maximum Option Period;

          (c) Extend the termination date of the Plan; or

          (d) Change the class of persons eligible to receive Awards under the Plan.

                                     * * *

                                          As adopted by the Board of Directors
                                          of
                                          Party City Corporation as of
                                          October 19, 1999 and amended
                                          and restated as of October 25, 2000
                                          and October 17, 2003.

                                          By:      /s/ JOSEPH J. ZEPF
                                            ------------------------------------
                                          Name: Joseph J. Zepf
                                          Title:  Secretary

                        ANNUAL MEETING OF STOCKHOLDERS OF

                             PARTY CITY CORPORATION

                                NOVEMBER 12, 2003

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


     Please detach along perforated line and mail in the envelope provided.
--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
      ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

                                                                                                               FOR  AGAINST  ABSTAIN
1. To elect eight directors to serve until the next  2. Approve an amendment to the Company's Certificate of   [ ]    [ ]      [ ]
   annual meeting of stockholders.                      Incorporation increasing the number of the Company's
                         NOMINEES:                      authorized shares of Common Stock from 25,000,000 to
[ ] FOR ALL NOMINEES     [ ] Ralph D. Dillon            40,000,000.
                         [ ] Richard H. Griner
[ ] WITHHOLD AUTHORITY   [ ] L.R. Jalenak, Jr.       3. Approve an amendment and restatement of the Company's  [ ]    [ ]      [ ]
    FOR ALL NOMINEES     [ ] Franklin R. Johnson        1999 Stock Incentive Plan, increasing the number of
                         [ ] Howard Levkowitz           shares of the Company's common stock issuable
[ ] FOR ALL EXCEPT       [ ] Nancy Pedot                pursuant to options and awards granted under the
                         [ ] Walter J. Salmon           plan from 2,000,000 to 7,500,000, and increasing
(See instructions below) [ ] Michael E. Tennenbaum      the limit on  the number of  shares of the Company's
                                                        common stock which may be subject to options or
                                                        stock appreciation rights granted  to a single
                                                        participant in any given year from 400,000 to
                                                        750,000.

                                                        THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION
                                                        INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE-STATED
                                                        PROPOSALS.


INSTRUCTION: To withhold authority to vote for          PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN
any individual nominee(s), mark "FOR                    IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN
ALL EXCEPT" and fill in the circle next to each         TO ATTEND THE ANNUAL MEETING ON NOVEMBER 12, 2003. IF YOU
nominee you wish to withhold, as shown here:            ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF
                                                        YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR
                                                        PROXY.

To change the address on your account, please   [ ]
check the box at right and indicate your new
address in the address space above. Please note that
changes to the registered name(s) on the account
may not be submitted via this method.

Signature of Stockholder                       Date:               Signature of Stockholder                Date:
                        --------------------       -------------                           -------------        --------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                      PROXY
                             PARTY CITY CORPORATION

                                 400 COMMONS WAY
                               ROCKAWAY, NJ 07866

                ANNUAL MEETING OF SHAREHOLDERS NOVEMBER 12 , 2003
             PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Nancy Pedot and Linda M. Siluk as Proxies, each with the power to appoint her substitute and to exercise the powers set forth in the Proxy Statement dated October 20, 2003 and hereby authorizes them to represent and vote upon Proposals 1 through 3, and in their discretion upon other matters properly coming before the meeting, all the shares of Common Stock of PARTY CITY CORPORATION held of record by the undersigned on September 30, 2003, at the annual Meeting of Shareholders to be held on Wednesday, November 12, 2003, at 9:00 a.m. Eastern Time, at the Sheraton Parsippany, 199 Smith Road, Parsippany, New Jersey or any adjournment thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                             PARTY CITY CORPORATION

                                NOVEMBER 12, 2003

                            PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as             COMPANY NUMBER __________
possible.

- OR -

TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and
follow the instructions. Have your control number and proxy card available when            ACCOUNT NUMBER ___________
you call.

- OR -

INTERNET - Access "WWW.VOTEPROXY.COM" and follow the on-screen instructions.               CONTROL NUMBER ___________
Have your control number available when you access the web page.

  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.
--------------------------------------------------------------------------------

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
      ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

                                                                                                    FOR   AGAINST  ABSTAIN
1. To elect eight directors to serve until the next annual   2. Approve an amendment to the         [ ]     [ ]      [ ]
   meeting of stockholders.                                     Company's  Certificate of
                         NOMINEES:                              Incorporation increasing the
[ ] FOR ALL NOMINEES     [ ] Ralph D. Dillon                    number of the Company's authorized
                         [ ] Richard H. Griner                  shares of Common Stock from
                         [ ] L.R. Jalenak, Jr.                  25,000,000 to 40,000,000.
[ ] WITHHOLD AUTHORITY   [ ] Franklin R. Johnson
    FOR ALL NOMINEES     [ ] Howard Levkowitz                3. Approve an amendment and            [ ]     [ ]      [ ]
                         [ ] Nancy Pedot                        restatement of the Company's 1999
[ ] FOR ALL EXCEPT       [ ] Walter J. Salmon                   Stock Incentive Plan, increasing
(See instructions below) [ ] Michael E. Tennenbaum              the number of shares of the
                                                                Company's common stock issuable
                                                                pursuant to options and awards
                                                                granted under the plan from
                                                                2,000,000 to 7,500,000, and
                                                                increasing the limit on the number
                                                                of shares of the Company's common
                                                                stock which may be subject to
                                                                options or stock appreciation
                                                                rights granted to a single
                                                                participant in any given year from
                                                                400,000 to 750,000.

                                                                THIS PROXY WILL BE VOTED AS
                                                                DIRECTED, BUT IF NO DIRECTION
                                                                INDICATED, THIS PROXY WILL BE
                                                                VOTED FOR THE ABOVE-STATED
                                                                PROPOSALS.

INSTRUCTION: To withhold authority to vote for any              PLEASE COMPLETE, DATE AND SIGN
             individual nominee(s), mark "FOR ALL               THIS PROXY AND RETURN IT PROMPTLY
             EXCEPT" and fill in the circle next                IN THE ENCLOSED ENVELOPE, WHETHER
             to each nominee you wish to withhold, as           OR NOT YOU PLAN TO ATTEND THE
             shown here: [ ]                                    ANNUAL MEETING ON NOVEMBER 12,
                                                                2003. IF YOU ATTEND THE ANNUAL
                                                                MEETING, YOU MAY VOTE IN PERSON IF
                                                                YOU WISH, EVEN IF YOU HAVE
                                                                PREVIOUSLY RETURNED YOUR PROXY.


To change the address on your account, please check     [ ]
the box at right and indicate your new address in the
address space above. Please note that changes to the
registered name(s) on the account may not be submitted
via this method.

Signature of Stockholder                       Date:               Signature of Stockholder                Date:
                        --------------------         ------------                          -------------        ---------------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.